Prudential Mortgage Income
Fund, Inc.
--------------------------------

PROSPECTUS DATED MARCH 3, 1998

----------------------------------------------------------------

Prudential Mortgage Income Fund, Inc. (the Fund), formerly the Prudential GNMA Fund, Inc., is an open-end, diversified, management investment company whose investment objective is to achieve a high level of income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. In pursuing this objective, the Fund will invest primarily in mortgage-related instruments, including mortgage-backed securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The Fund may utilize other derivatives, including writing covered call and put options on U.S. Government securities and entering into closing purchase and sale transactions with respect to certain of such options. To hedge against changes in interest rates, the Fund may also purchase put options and engage in transactions involving interest rate futures contracts, options on such contracts and interest rate swap transactions. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 3, 1998, which information is incorporated herein by reference (is legally considered to be a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

--------------------------------------------------------------------------------

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS

  The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

  WHAT IS PRUDENTIAL MORTGAGE INCOME FUND, INC.?

    Prudential Mortgage Income Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified, management investment company.

  WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

    The Fund's investment objective is to achieve a high level of income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. It seeks to achieve this objective by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. There can be no assurance that the Fund's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 9.

  WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

    The Fund will invest at least 65% of its total assets in mortgage-backed securities which may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment of the principal on the underlying mortgage loans.

    In seeking to achieve its investment objective, the Fund may also write covered call and put options on U.S. Government securities and enter into closing purchase and sale transactions with respect to certain of such options. To hedge against changes in interest rates, the Fund may also purchase put options and engage in transactions involving interest rate futures contracts and options on such contracts and engage in interest rate swap transactions. See "How the Fund Invests-- Investment Objective and Policies" at page 9. These various hedging and return enhancement strategies, including the use of derivatives, may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 14. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  WHO MANAGES THE FUND?

    Prudential Investments Fund Management LLC (the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of 0.50 of 1% of the Fund's average daily net assets. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation (PIC), doing business as Prudential Investments (the Subadviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 16.

  WHO DISTRIBUTES THE FUND'S SHARES?

    Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the distributor of the Fund's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at the rate of 0.15 of 1% of the average daily net assets of the Class A shares, an annual distribution and service fee at the rate of 0.75 of 1% of the average daily net assets of the Class B shares and an annual distribution and service fee which is currently being charged at the rate of 0.75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

  WHAT IS THE MINIMUM INVESTMENT?

    The minimum initial investment is $1,000 for Class A and Class B shares per class and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 33.

  HOW DO I PURCHASE SHARES?

    You may purchase shares of the Fund through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

  WHAT ARE MY PURCHASE ALTERNATIVES?

    The Fund offers four classes of shares:

     - Class A Shares:
                    Sold with an initial sales charge of up to 4% of the offering price.

     - Class B Shares:
                    Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 5% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately seven years after purchase.

     - Class C Shares:
                    Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, do not convert to another class.

     - Class Z Shares:
                    Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

    See "Shareholder Guide--Alternative Purchase Plan" at page 24.

  HOW DO I SELL MY SHARES?

    You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page
  27. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.

  HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

    The Fund expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES

                                        CLASS A SHARES          CLASS B SHARES                CLASS C SHARES         CLASS Z SHARES
                                        --------------  ------------------------------  ---------------------------  --------------
SHAREHOLDER TRANSACTION EXPENSES+
    Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................       4%                     None                          None                   None
    Maximum Sales Load Imposed on
     Reinvested Dividends..............      None                    None                          None                   None
    Maximum Deferred Sales Load (as a
     percentage of original purchase
     price or redemption proceeds,
     whichever is lower)...............      None         5% during the first year,       1% on redemptions made          None
                                                         decreasing by 1% annually to   within one year of purchase
                                                          1% in the fifth and sixth
                                                        years and 0% the seventh year*
    Redemption Fees....................      None                    None                          None                   None
    Exchange Fee.......................      None                    None                          None                   None

                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES   CLASS Z SHARES
                                          --------------   --------------   --------------   ---------------
ANNUAL FUND OPERATING EXPENSES**
(as a percentage of average net assets)
    Management Fees.....................        .50%              .50%            .50%              .50%
    12b-1 Fees (After Reduction)........        .15%++            .75%            .75%++        None
    Other Expenses......................        .45%              .45%            .45%              .45%
                                             ------               ---          ------               ---
    Total Fund Operating Expenses (After
     Reduction).........................       1.10%             1.70%           1.70%              .95%
                                             ------               ---          ------               ---
                                             ------               ---          ------               ---

                                         1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                         ------  -------  -------  --------
EXAMPLE
You would pay the following expenses on
  a $1,000 investment, assuming (1) 5%
  annual return and (2) redemption at
  the end of each time period:
    Class A............................  $  51   $   74   $   98   $   169
    Class B............................  $  67   $   84   $  102   $   177
    Class C............................  $  27   $   54   $   92   $   201
    Class Z**..........................  $  10   $   30   $   53   $   117
You would pay the following expenses on
  the same investment, assuming no
  redemption:
    Class A............................  $  51   $   74   $   98   $   169
    Class B............................  $  17   $   54   $   92   $   177
    Class C............................  $  17   $   54   $   92   $   201
    Class Z............................  $  10   $   30   $   53   $   117

   The above example is based on data for the Fund's fiscal year ended December 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees and franchise taxes.
---------------

* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

** The expense information in the table has been restated to reflect current fees. Effective September 1, 1997, PIFM eliminated its management fee waiver (.20 of 1%).

+ Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of shares of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."

++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to 0.30 of 1% and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to Class A and Class C shares of the Fund to no more than
       0.15 of 1% and 0.75 of 1% of the average daily net assets of the Class A and Class C shares, respectively, for the fiscal year ending December 31, 1998. Total Fund Operating Expenses without such limitation would be 1.25% and 1.95% for the Class A and Class C shares, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

  The following financial highlights, with respect to each of the five years in the period ended December 31, 1997, have been been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class A common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                                    CLASS A
                                                    ------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                      1997       1996     1995 (a)   1994 (a)   1993 (a)   1992 (a)  1991 (a)
                                                    --------   --------   --------   --------   --------   -------   -------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  14.25   $  14.61   $ 13.50    $ 14.75    $ 15.07    $15.30    $14.84
                                                    --------   --------   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .95(e)      .93(e)     .89      .90        .95      1.10      1.14
Net realized and unrealized gain (loss) on
  investment transactions.........................       .23       (.39)     1.18      (1.19)      (.21)     (.15)      .61
                                                    --------   --------   --------   --------   --------   -------   -------
Total from investment operations..................      1.18        .54      2.07       (.29)       .74       .95      1.75
                                                    --------   --------   --------   --------   --------   -------   -------
LESS DISTRIBUTIONS
Dividends from net investment income..............      (.90)      (.90)     (.89)      (.90)      (.95)    (1.10)    (1.14)
Dividends to shareholders in excess of net
  investment income...............................        --         --      (.07)        --       (.11)     (.08)     (.15)
Tax return of capital distributions...............        --         --        --       (.06)        --        --        --
                                                    --------   --------   --------   --------   --------   -------   -------
Total distributions...............................      (.90)      (.90)     (.96)      (.96)     (1.06)    (1.18)    (1.29)
                                                    --------   --------   --------   --------   --------   -------   -------
Net asset value, end of period....................  $  14.53   $  14.25   $ 14.61    $ 13.50    $ 14.75    $15.07    $15.30
                                                    --------   --------   --------   --------   --------   -------   -------
                                                    --------   --------   --------   --------   --------   -------   -------

TOTAL RETURN (D)..................................      8.57%      4.12%    15.53%     (2.01)%     4.97%     6.42%    12.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $ 90,639   $ 93,555   $99,183    $ 8,762    $10,863    $9,045    $6,268
Average net assets (000)..........................  $ 91,094   $ 93,766   $90,854    $ 9,874    $10,199    $6,651    $3,035
Ratios to average net assets:
  Expenses, including distribution fees...........       .96%(e)     1.12%(e)    1.27%    1.13%    1.00%     1.00%     1.11%
  Expenses, excluding distribution fees...........       .81%(e)      .97%(e)    1.12%     .98%     .85%      .85%      .96%
  Net investment income (loss)....................      6.65%(e)     6.56%(e)    6.27%    6.42%    6.42%     7.26%     7.81%
Portfolio turnover................................       178%        65%      193%       560%       134%       33%      118%


                                                     JANUARY 22,
                                                      1990 (b)
                                                       THROUGH
                                                    SEPTEMBER 30,
                                                      1990 (a)
                                                    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............     $ 14.73
                                                        ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................        1.17
Net realized and unrealized gain (loss) on
  investment transactions.........................         .15
                                                        ------
Total from investment operations..................        1.32
                                                        ------
LESS DISTRIBUTIONS
Dividends from net investment income..............       (1.17)
Dividends to shareholders in excess of net
  investment income...............................        (.04)
Tax return of capital distributions...............          --
                                                        ------
Total distributions...............................       (1.21)
                                                        ------
Net asset value, end of period....................     $ 14.84
                                                        ------
                                                        ------
TOTAL RETURN (D)..................................        9.41%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................     $ 1,604
Average net assets (000)..........................     $   756
Ratios to average net assets:
  Expenses, including distribution fees...........        1.15%(c)
  Expenses, excluding distribution fees...........         .99%(c)
  Net investment income (loss)....................        9.16%(c)
Portfolio turnover................................         481%

---------------

   (a)  Based on average shares outstanding, by class.

   (b)  Commencement of offering of Class A shares.

   (c)  Annualized.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)

  The following financial highlights, with respect to each of the five years in the period ended December 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class B common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                       CLASS B
                                                               YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------
                             1997          1996        1995 (a)  1994 (a)  1993 (a)  1992 (a)  1991 (a)  1990 (a)  1989 (a)
                           --------      --------      --------  --------  --------  --------  --------  --------  --------

PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year......  $  14.22      $  14.57      $  13.47  $  14.71  $  15.04  $  15.27  $  14.81  $  14.86  $  14.29
                           --------      --------      --------  --------  --------  --------  --------  --------  --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....       .88(d)        .85(d)        .82       .82       .87      1.02      1.06      1.15      1.19
Net realized and
  unrealized gain (loss)
  on investment
  transactions...........       .21          (.39)         1.15     (1.19)     (.23)     (.16)      .60      (.01)      .59
                           --------      --------      --------  --------  --------  --------  --------  --------  --------
Total from investment
  operations.............      1.09           .46          1.97      (.37)      .64       .86      1.66      1.14      1.78
                           --------      --------      --------  --------  --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
Dividends to shareholders
  from net investment
  income.................      (.81)         (.81)         (.82)     (.82)     (.87)    (1.02)    (1.06)    (1.15)    (1.19)
Dividends to shareholders
  in excess of net
  investment income......        --            --          (.05)       --      (.10)     (.07)     (.14)     (.04)     (.02)
Tax return of capital
  distributions..........        --            --            --      (.05)       --        --        --        --        --
                           --------      --------      --------  --------  --------  --------  --------  --------  --------
Total distributions......      (.81)         (.81)         (.87)     (.87)     (.97)    (1.09)    (1.20)    (1.19)    (1.21)
                           --------      --------      --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year                     $  14.50      $  14.22      $  14.57  $  13.47  $  14.71  $  15.04  $  15.27  $  14.81  $  14.86
                           --------      --------      --------  --------  --------  --------  --------  --------  --------
                           --------      --------      --------  --------  --------  --------  --------  --------  --------
TOTAL RETURN (C):........      7.84%         3.53%        14.78%    (2.57)%     4.29%     5.80%    11.82%     8.10%    12.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)..................  $ 73,666      $ 96,016      $125,463  $245,437  $319,401  $325,969  $272,661  $226,605  $221,938
Average net assets
  (000)..................  $ 83,848      $109,812      $146,240  $279,946  $332,731  $295,255  $243,749  $218,749  $223,251
Ratios to average net
  assets:
  Expenses, including
   distribution fees.....      1.56%(d)      1.72%(d)      1.87%     1.73%     1.60%     1.60%     1.71%     1.74%     1.56%
  Expenses, excluding
   distribution fees.....       .81%(d)       .97%(d)      1.12%      .98%      .85%      .85%      .96%      .99%      .98%
  Net investment
   income................      6.05%(d)      5.95%(d)      5.82%     5.82%     5.82%     6.66%     7.21%     7.96%     8.16%
Portfolio turnover.......       178%           65%          193%      560%      134%       33%      118%      481%      200%


                           1988 (a)/(b)
                           --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of year......  $ 14.76
                           --------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income....     1.17
Net realized and
  unrealized gain (loss)
  on investment
  transactions...........     (.48 )
                           --------
Total from investment
  operations.............      .69
                           --------
LESS DISTRIBUTIONS
Dividends to shareholders
  from net investment
  income.................    (1.16 )
Dividends to shareholders
  in excess of net
  investment income......       --
Tax return of capital
  distributions..........       --
                           --------
Total distributions......    (1.16 )
                           --------
Net asset value, end of
  year                     $ 14.29
                           --------
                           --------
TOTAL RETURN (C):........     4.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
  (000)..................  $236,626
Average net assets
  (000)..................  $252,814
Ratios to average net
  assets:
  Expenses, including
   distribution fees.....     1.52%
  Expenses, excluding
   distribution fees.....      .91%
  Net investment
   income................     7.83%
Portfolio turnover.......      216%

---------------

   (a)  Based on average shares outstanding, by class.

   (b) On May 2, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

   (d)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS C SHARES)

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                                       CLASS C
                                                    ----------------------------------------------
                                                                                       AUGUST 1,
                                                                                       1994 (c)
                                                       YEAR ENDED DECEMBER 31,          THROUGH
                                                    ------------------------------   DECEMBER 31,
                                                      1997       1996     1995 (a)     1994 (a)
                                                    --------   --------   --------   -------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  14.22   $  14.57   $13.47     $    14.01
                                                    --------   --------   --------       ------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................       .87(e)      .85(e)   .81           .30
Net realized and unrealized gain (loss) on
  investment transactions.........................       .22       (.39)   1.16            (.49)
                                                    --------   --------   --------       ------
Total from investment operations..................      1.09        .46    1.97            (.19)

LESS DISTRIBUTIONS
Dividends from net investment income..............      (.81)      (.81)   (.81)           (.30)
Distributions to shareholders in excess of net
  investment income...............................        --         --    (.06)             --
Tax return of capital distributions...............        --         --      --            (.05)
                                                    --------   --------   --------       ------
Total distributions...............................      (.81)      (.81)   (.87)           (.35)
                                                    --------   --------   --------       ------
Net asset value, end of period....................  $  14.50   $  14.22   $14.57     $    13.47
                                                    --------   --------   --------       ------
                                                    --------   --------   --------       ------

TOTAL RETURN (D):.................................      7.84%      3.53%  14.78%          (1.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $    904   $    854   $ 655      $      515
Average net assets (000)..........................  $    857   $    746   $ 599      $      460
Ratios to average net assets:
  Expenses, including distribution fees...........      1.56%(e)     1.72%(e)  1.87%       1.82%(b)
  Expenses, excluding distribution fees...........       .81%(e)      .97%(e)  1.12%       1.08%(b)
  Net investment income...........................      6.05%(e)     5.95%(e)  5.72%       5.32%(b)
Portfolio turnover................................       178%       %65     193%            560%

---------------

   (a)  Based on average shares outstanding, by class.

   (b)  Annualized.

   (c)  Commencement of offering of Class C shares.

   (d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (e)  Net of management fee waiver.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS Z SHARES)

  The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a Class Z share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                                    CLASS Z
                                                    --------
                                                     MARCH
                                                      18,
                                                    1997 (b)
                                                    THROUGH
                                                    DECEMBER
                                                    31, 1997
                                                    --------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $14.13
                                                    --------

INCOME FROM INVESTMENT OPERATIONS
Net investment income.............................    .74(d)
Net realized and unrealized gain (loss) on
  investment transactions.........................    .39
                                                    --------
Total from investment operations..................   1.13

LESS DISTRIBUTIONS
Dividends from net investment income..............   (.72)
                                                    --------
Net asset value, end of period....................  $14.54
                                                    --------
                                                    --------

TOTAL RETURN (C):.................................   8.18%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...................  $  39
Average net assets (000)..........................  $   9
Ratios to average net assets:
  Expenses........................................    .81%(a)/(d)
  Net investment income...........................   6.88%(a)/(d)
Portfolio turnover................................    178%

---------------

   (a)  Annualized.

   (b)  Commencement of offering of Class Z shares.

   (c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

   (d)  Net of management fee waiver.

                              HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

  THE FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE A HIGH LEVEL OF INCOME OVER THE LONG TERM CONSISTENT WITH PROVIDING REASONABLE SAFETY IN THE VALUE OF EACH SHAREHOLDER'S INVESTMENT. IN PURSUING THIS OBJECTIVE, THE FUND WILL INVEST PRIMARILY IN READILY MARKETABLE FIXED-INCOME SECURITIES THAT PROVIDE ATTRACTIVE YIELDS BUT DO NOT INVOLVE SUBSTANTIAL RISK OF LOSS OF CAPITAL THROUGH DEFAULT, PRINCIPALLY MORTGAGE-RELATED INSTRUMENTS, INCLUDING SECURITIES GUARANTEED AS TO TIMELY PAYMENT OF PRINCIPAL AND INTEREST BY GNMA, OTHER MORTGAGE-BACKED SECURITIES ISSUED OR GUARANTEED BY AGENCIES OR INSTRUMENTALITIES OF THE U.S. GOVERNMENT, AND NON-AGENCY MORTGAGE INSTRUMENTS, ALONG WITH OBLIGATIONS USING MORTGAGES AS COLLATERAL. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

  THE FUND'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in mortgage-backed securities. The Fund will invest the remainder of its assets in U.S. Government securities, corporate bonds, notes and debentures and high quality money market instruments and engage in the hedging and return enhancement strategies described below. See "Hedging and Return Enhancement Strategies" below. The Fund may invest up to 35% of its net assets in securities rated at least A by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) or similarly rated by another nationally recognized statistical rating organization (NRSRO) or in non-rated securities which, in the view of the Subadviser, are of comparable quality. The remainder of the portfolio will be rated at least Aa by Moody's or AA by S&P or similarly rated by another NRSRO or, if not so rated, of comparable quality in the view of the investment adviser. A description of security ratings is contained in an Appendix to the Statement of Additional Information.

  THE FUND MAY VARY THE PROPORTION OF ITS HOLDINGS OF LONG- AND SHORT-TERM DEBT SECURITIES IN ORDER TO REFLECT ITS ASSESSMENT OF PROSPECTIVE CHANGES IN INTEREST RATES EVEN IF SUCH ACTION MAY ADVERSELY AFFECT CURRENT INCOME. For example, if, in the opinion of the Subadviser, interest rates generally are expected to decline, the Fund may sell its shorter term securities and purchase longer term securities in order to benefit from greater expected relative price appreciation; the securities sold may have a higher current yield than those being purchased. The success of this strategy will depend on the Subadviser's ability to forecast changes in interest rates. Moreover, the Fund intends to manage its portfolio actively by taking advantage of trading opportunities such as sales of portfolio securities and purchases of higher yielding securities of similar quality due to distortions in normal yield differentials.

MORTGAGE-BACKED SECURITIES

  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC); (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement. See "Private Mortgage Pass-Through Securities" below. The Fund may invest in adjustable rate and fixed rate mortgage securities.

  The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, E.G., GNMA, FNMA and FHLMC certificates where the U.S. Government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. These guarantees do not extend to the yield or value of the securities or the Fund's shares. See "Investment Objective and Policies--Mortgage-Backed Securities--Non-Agency Mortgage-Backed Securities" in the Statement of Additional Information. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The value of these securities is likely to vary inversely with fluctuations in interest rates.

  Mortgage-backed securities are subject to the risk that the principal on the underlying mortgage loans may be prepaid at any time. Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of mortgage-backed securities. A decline in the rate of repayment may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

  A collateralized mortgage obligation (CMO) is a security issued by a corporation or U.S. Government agency or instrumentality which is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Multiclass pass-through securities are equity interests in a trust composed of mortgages or mortgage-backed securities. Payments of principal of and interest on the underlying mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include securities issued by REMICs and multiclass pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments.

  In reliance on rules and interpretations of the Commission, the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objective and Policies--Mortgage-Backed Securities--Collateralized Mortgage Obligations" in the Statement of Additional Information.

  STRIPPED MORTGAGE-BACKED SECURITIES

  The Fund may also invest in mortgage-backed security strips (MBS strips) (i) issued by the U.S. Government or its agencies or instrumentalities or (ii) issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing (derivative multiclass mortgage securities). MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or IO class), while the other class will receive all of the principal (the principal-only or PO class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. See "Investment Objective and Policies--Mortgage-Backed Securities" in the Statement of Additional Information. Derivative mortgage-backed securities such as MBS strips are highly sensitive to changes in prepayment and interest rates.

  PRIVATE MORTGAGE PASS-THROUGH SECURITIES

  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

OTHER FIXED-INCOME OBLIGATIONS

  IN ADDITION TO MORTGAGE-BACKED SECURITIES, THE FUND MAY INVEST IN U.S. GOVERNMENT AND CORPORATE BONDS, NOTES AND DEBENTURES AND MONEY MARKET INSTRUMENTS. The value of fixed-income securities generally fluctuates with changes in the creditworthiness of issuers and inversely with changes in interest rates. There are risks in any investment, including fixed-income securities, and there can be no assurance that the Fund will be able to achieve its investment objective.

  Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

  Other fixed-income obligations that the Fund may invest in include certain U.S. dollar denominated debt securities of foreign issuers, provided that such investments do not, in the judgment of the Fund's Subadviser, entail substantial additional risk to the Fund. See "Investment Restrictions" in the Statement of Additional Information. Securities of foreign issuers may involve considerations and risks not present in domestic securities, such as the risk to the issuer of nationalization, confiscation or other national restrictions. There may be less information about foreign issuers publicly available than is generally the case with respect to domestic issuers. Furthermore, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers.

  ASSET-BACKED SECURITIES

  The Fund may invest in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables and home equity loans, have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. The Fund may invest in these and other types of asset-backed securities that may be developed in the future. Unlike mortgage-backed securities, asset-backed securities do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In general, these types of loans are of shorter average life than mortgage loans and are less likely to have substantial prepayments. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit quality.

  ADJUSTABLE RATE SECURITIES

  The Fund is permitted to invest in adjustable rate or floating rate debt securities, including corporate securities, securities issued by U.S. Government agencies and mortgage-backed securities, whose interest rate is calculated by reference to a specified index such as the constant maturity Treasury rate, the T-bill rate or LIBOR (London Interbank Offered Rate) and is reset periodically. Adjustable rate securities allow the Fund to participate in increases in interest rates through these periodic adjustments. The value of adjustable or floating rate securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable or floating rate securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments of similar maturities. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate resulting in a lower net asset value until the coupon resets to market rates.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE FUND ALSO MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING THE USE OF DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies currently include the use of options on U.S. Government securities and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, and regulatory limits, and there can be no assurance that any of these strategies will succeed. See "Investment Objective and Policies" in the Statement of Additional Information. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

  OPTIONS TRANSACTIONS

  THE FUND MAY PURCHASE AND WRITE (I.E., SELL) PUT AND CALL OPTIONS ON U.S. GOVERNMENT SECURITIES THAT ARE TRADED ON NATIONAL SECURITIES EXCHANGES OR IN THE OVER-THE-COUNTER MARKET WITH PRIMARY GOVERNMENT SECURITIES DEALERS RECOGNIZED BY THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM TO ENHANCE INCOME OR TO HEDGE THE FUND'S PORTFOLIO. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. The Fund may write covered put and call options to attempt to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See "Investment Objective and Policies--Option Writing and Related Risks" in the Statement of Additional Information.

  A CALL OPTION GIVES THE PURCHASER, IN EXCHANGE FOR A PREMIUM PAID, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO PURCHASE THE SECURITIES SUBJECT TO THE OPTION AT A SPECIFIED PRICE (THE EXERCISE PRICE OR STRIKE PRICE). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

  A PUT OPTION GIVES THE PURCHASER, IN RETURN FOR A PREMIUM, THE RIGHT, FOR A SPECIFIED PERIOD OF TIME, TO SELL THE SECURITIES SUBJECT TO THE OPTION TO THE WRITER OF THE PUT AT THE SPECIFIED EXERCISE PRICE. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. The Fund might, therefore, be obligated to purchase the underlying securities for more than their current market price.

  THE FUND WILL WRITE ONLY COVERED OPTIONS. An option is covered if, so long as the Fund is obligated under the option, it owns an offsetting position in the underlying security or maintains cash or other liquid assets, marked-to-market daily, with a value sufficient at all times to cover its obligations in a segregated account. See "Investment Objective and Policies--Option Writing and Related Risks" in the Statement of Additional Information.

  THERE IS NO LIMITATION ON THE AMOUNT OF CALL OPTIONS THE FUND MAY WRITE. THE FUND WILL NOT PURCHASE AN OPTION IF, AS A RESULT OF SUCH PURCHASE, MORE THAN 10% OF ITS TOTAL ASSETS WOULD BE INVESTED IN PREMIUMS FOR OPTIONS.

  FUTURES CONTRACTS AND OPTIONS THEREON

  THE FUND MAY PURCHASE AND SELL FINANCIAL FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON A COMMODITIES EXCHANGE OR BOARD OF TRADE FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These futures contracts and options thereon will be on financial indices (including futures linked to LIBOR) and U.S. Government securities.

  A FINANCIAL FUTURES CONTRACT IS AN AGREEMENT TO PURCHASE OR SELL AN AGREED AMOUNT OF SECURITIES AT A SET PRICE FOR DELIVERY IN THE FUTURE.

  UNDER REGULATIONS OF THE COMMODITY EXCHANGE ACT, INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF COMMODITY POOL OPERATOR, SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED UPON THE FUND'S PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING PURPOSES, EXCEPT THAT THE FUND MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR ANY OTHER PURPOSE TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE FUND'S TOTAL ASSETS. ALTHOUGH THERE ARE NO OTHER LIMITS APPLICABLE TO FUTURES CONTRACTS, THE VALUE OF ALL FUTURES CONTRACTS SOLD WILL NOT EXCEED THE TOTAL MARKET VALUE OF THE FUND'S PORTFOLIO.

  THE FUND'S SUCCESSFUL USE OF FUTURES CONTRACTS AND OPTIONS THEREON DEPENDS UPON THE SUBADVISER'S ABILITY TO PREDICT THE DIRECTION OF THE MARKET AND IS SUBJECT TO VARIOUS ADDITIONAL RISKS. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the

Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day.

  RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE OPTIONS AND FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the Subadviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures contracts and options on futures contracts include (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging techniques.

OTHER INVESTMENTS AND POLICIES

  ILLIQUID SECURITIES

  The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Investing in Rule 144A securities could, however, have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing these securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will maintain, in a segregated account, cash or other liquid assets, having a value equal to or greater than the Fund's purchase commitments. The value of securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's NAV.

  REPURCHASE AGREEMENTS

  The Fund may on occasion enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may not be for a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objective and Policies--Repurchase Agreements" in the Statement of Additional Information.

  DOLLAR ROLLS

  The Fund may enter into dollar rolls in which the Fund sells securities to be issued and delivered in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale.

  A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar rolls (other than covered rolls) are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings. Covered rolls, however, are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities.

  The Fund will establish a segregated account in which it will maintain cash or other liquid assets, equal in value to its obligations in respect of dollar rolls.

  SECURITIES LENDING

  The Fund may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed upon amount of interest income from the borrower. See "Investment Objective and Policies--Lending of Portfolio Securities" in the Statement of Additional Information.

  BORROWING

  The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings.

  INTEREST RATE SWAPS

  The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (E.G., an exchange of floating rate payments for fixed rate payments). The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make and will not exceed 5% of the Fund's net assets.

  When the Fund enters into interest rate swaps on other than a net basis, the entire amount of the Fund's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Fund enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid. See "Investment Objective and Policies--Interest Rate Transactions" in the Statement of Additional Information.

  PORTFOLIO TURNOVER

  Although the Fund has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Fund may reach, or even exceed, 350%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A higher rate of turnover results in increased transaction costs to the Fund. See "Investment Objective and Policies--Portfolio Turnover" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Such fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED

  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. PIFM CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B and Class C shares were .96%, 1.56% and 1.56%, respectively. For the period from March 18, 1997 (commencement of offering of Class Z shares) through December 31, 1997, the Fund's total expenses (annualized) as a percentage of average net assets for the Fund's Class Z shares was .81%. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF 0.50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS. PIFM is organized in New York as a limited liability company. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of 0.37 of 1% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

  As of January 31, 1998, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, THE MANAGER MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. SEE "MANAGER" IN THE STATEMENT OF ADDITIONAL INFORMATION.

  UNDER A SUBADVISORY AGREEMENT BETWEEN THE MANAGER AND THE SUBADVISER, THE SUBADVISER FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY THE MANAGER FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises The Subadviser's performance of such services.

  The current portfolio managers of the Fund are Barbara L. Kenworthy and Sharon Fera. Ms. Kenworthy is a Managing Director and Senior Portfolio Manager and Ms. Fera is a Vice President and Portfolio Manager of Prudential Investments, a business group of the Subadviser. Ms. Fera is responsible for day-to-day management for the Fund under the supervision of Ms. Kenworthy, who remains responsible for overall portfolio strategy for the Fund. Ms. Kenworthy has managed the Fund's portfolio since May 1995. Ms. Kenworthy joined the Subadviser in July 1994, having previously been employed by the Dreyfus Corporation (from June 1985 to June 1994), where she served as President and portfolio manager for several Dreyfus fixed-income funds. Ms. Kenworthy also serves as portfolio manager of Prudential Diversified Bond Fund, Inc. and co-portfolio manager of Prudential Balanced Fund. In addition, she and Ms. Fera co-manage Prudential Government Income Fund, Inc. and Prudential Government Securities Trust -- Short-Intermediate Term Series. Ms. Fera joined Prudential Investments in May 1996 as a fixed-income portfolio manager. Prior thereto, she was employed by Aetna Life and Casualty (May 1993 to May 1996) as a portfolio manager responsible for the fixed-income portion of Aetna's Capital and Surplus Portfolio and as a fixed-income analyst responsible for the Capital Goods and Transportation sectors. Prior to joining Aetna, Ms. Fera was a fixed-income trader at Hartford Life Insurance Company (May 1992 to May 1993) and at Equitable Capital Management Corporation (August 1985 to May 1992).

  PIFM and PIC are wholly-owned subsidiaries of The Prudential Insurance Company of America ("Prudential"), a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Prusec, an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to 0.25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of 0.25 of 1%) may not exceed 0.30 of 1% of the average daily net assets of the Class A shares. It is expected that in the case of Class A shares, proceeds from the distribution fee will be used primarily to pay account servicing fees to financial advisers. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to 0.15 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 0.75 OF 1% AND UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to Prudential Securities of (i) an asset-based sales charge of up to
0.75 of 1% of the average daily net assets of the Class B shares, and (ii) a service fee of up to 0.25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed 0.75 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to 0.75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to 0.25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class C Plan to 0.75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1998. The Distributor also receives CDSCs from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of 0.15%, 0.75% and 0.75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, PIFM (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the NAV sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD), governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS

  The Distributor has agreed to limit its distribution fee for the Class A and Class C shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

  PIFM may from time to time agree to waive all or a portion of its management fee and subsidize certain operating expenses of the Fund. Fee waivers and expense subsidies will increase the Fund's yield and total return. The Fund is not required to reimburse PIFM for such management fee waiver. Effective September 1, 1997, PIFM discontinued its management fee waiver (.20 of 1%).

PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker or futures commission merchant for the Fund, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. The Transfer Agent is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund and they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

                         HOW THE FUND VALUES ITS SHARES

  THE FUND'S NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

  The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different dividends. As long as the Fund declares dividends daily, the NAV of the Class A, Class B, Class C and Class Z shares will generally be the same. It is expected, however, that the dividends will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN, AGGREGATE TOTAL RETURN AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

TAXATION OF THE FUND

  THE FUND HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE. ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses), will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individual shareholders for securities held more than 12, but not more than 18, months currently is 28% and for securities held more than 18 months is 20%. The maximum tax rate for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale exchange or redemption of Fund shares by a shareholder who is not a dealer in securities generally will be treated as capital gain or loss. Any such capital gain derived by an individual will be subject to tax at the reduced rates described above depending upon the shareholder's holding period of the shares sold. Any such loss will be a long-term capital loss, if the shares have been held more than one year, and otherwise as short-term capital gain or loss. Any loss with respect to shares that are held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Fund generally is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds on the accounts of certain shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law, or, generally, who otherwise are subject to backup withholding. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information. Dividends of net investment income and net short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDEND AND DISTRIBUTIONS

  THE FUND INTENDS TO DECLARE DAILY AND PAY MONTHLY INCOME DIVIDENDS BASED ON ACTUAL NET INVESTMENT INCOME, IF ANY, DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; HOWEVER, A PORTION OF SUCH DIVIDENDS MAY ALSO INCLUDE PROJECTED NET INVESTMENT INCOME. As of December 31, 1997, the Fund had a capital loss carryforward for federal income tax purposes of $19,586,200. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class other than Class Z will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount per share for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL FUND SHARES BASED ON THE NAV OF EACH CLASS ON THE RECORD DATE OR SUCH OTHER DATE AS THE BOARD OF DIRECTORS MAY DETERMINE, UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE RECORD DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. Such election should be submitted to the Transfer Agent,
Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey

08906-5015. If you hold shares through Prudential Securities, you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year of both the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  To the extent that, in a given year, distributions to shareholders exceed recognized net investment income and recognized short-term and long-term capital gains for the year, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

                              GENERAL INFORMATION

DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JANUARY 4, 1982. THE FUND IS AUTHORIZED TO ISSUE 500 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, WHICH CONSISTS OF 125 MILLION AUTHORIZED CLASS A SHARES, 125 MILLION AUTHORIZED CLASS B SHARES, 125 MILLION AUTHORIZED CLASS C SHARES AND 125 MILLION AUTHORIZED CLASS Z SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges or distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds of these classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                               SHAREHOLDER GUIDE

HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, PRUSEC OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC, ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. Payments may be made by cash, wire, check or through an investor's brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares."

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from the Transfer Agent, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. Prudential Securities reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to the Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Mortgage Income Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by the Custodian of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies Prudential Mortgage Income Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE FUND OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                                            ANNUAL 12B-1 FEES
                                                           (AS A % OF AVERAGE
                        SALES CHARGE                        DAILY NET ASSETS)                     OTHER INFORMATION
             -----------------------------------   -----------------------------------   -----------------------------------
CLASS A      Maximum initial sales charge of 4%    0.30 of 1% (Currently being charged   Initial sales charge waived or
             of the public offering price          at a rate of 0.15 of 1%)              reduced for certain purchases
CLASS B      Maximum CDSC of 5% of the lesser of   0.75 of 1%                            Shares convert to Class A shares
             the amount invested or the                                                  approximately seven years after
             redemption proceeds; declines to                                            purchase
             zero after six years
CLASS C      Maximum CDSC of 1% of the lesser of   1% (Currently being charged at a      Shares do not convert to another
             the amount invested or the            rate of 0.75 of 1%)                   class
             redemption proceeds on redemptions
             made within one year of purchase
CLASS Z      None                                  None                                  Sold to a limited group of
                                                                                         investors

  The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (with the exception of Class Z shares, which are not subject to any distribution or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS,
(1) the length of time you expect to hold the investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

  If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for more than 6 years, you should consider purchasing Class A shares over either Class B or Class C shares regardless of whether or not you qualify for a reduced sales charge on Class A shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have your entire purchase price invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fee on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:

                                    SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                                     PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
             AMOUNT OF PURCHASE     OFFERING PRICE    AMOUNT INVESTED    OFFERING PRICE
          ------------------------  ---------------   ---------------   -----------------
          Less than $49,999                 4.00%             4.17%              3.75%
          $50,000 to $99,999                3.50              3.63               3.25
          $100,000 to $249,999              2.75              2.83               2.50
          $250,000 to $499,999              2.00              2.04               1.90
          $500,000 to $999,999              1.50              1.52               1.40
          $1,000,000 and above           None              None               None

  Prudential Securities may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), PIFM, Prudential Securities or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services)(hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term existing assets as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Programs (Participating Funds). Existing assets also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of the The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided
(i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified Plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Transfer Agent.

  PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (ii) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

  SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer and (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-ended non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and

(iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper of administrator.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" below. Prudential Securities will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. Prudential Securities anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, Prudential Securities will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares of the Fund are currently available for purchase by the following categories of investors:

(i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revsenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. or any affiliate which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which Prudential Retirement Services serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

  In connection with the sale of Class Z shares, PIFM, Prudential Securities or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE FUND THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention:
Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or
(d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIERS' CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you will incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a pro rata basis. You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust the account for the CDSC previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal income tax treatment of any gain or loss realized upon redemption.

  CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by Prudential Securities. See "How the Fund is Managed--Distributor" and "Waiver of Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                             CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
                                              OF THE DOLLARS INVESTED
          YEAR SINCE PURCHASE                           OR
          PAYMENT MADE                          REDEMPTION PROCEEDS
          ------------------------------     -------------------------
          First.........................                     5.0      %
          Second........................                     4.0
          Third.........................                     3.0
          Fourth........................                     2.0
          Fifth.........................                     1.0
          Sixth.........................                     1.0
          Seventh.......................                    None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and PSI or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

  In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES.

  PRUARRAY OR SMARTPATH PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in the account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAV per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). PIFM reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service that (i) the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  SHAREHOLDERS OF THE FUND HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A. M. and 6:00 P. M., New York time. For your protection and to prevent fraudulent exchanges, telephone calls will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities' 401(k) Plan following separation from service (I.E., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, a shareholder in the Fund can take advantage of the following additional services and privileges:

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/ or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  - AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you should contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  - TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  - SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

  - REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  - SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at (908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.

      TAXABLE BOND FUNDS
    --------------------------

Prudential Diversified Bond Fund, Inc.
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
    Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential Mortgage Income Fund, Inc.
Prudential Structured Maturity Fund, Inc.
    Income Portfolio

      TAX-EXEMPT BOND FUNDS
    -----------------------------

Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Yield Series
    Insured Series
    Intermediate Series
Prudential Municipal Series Fund
    Florida Series
    Maryland Series
    Massachusetts Series
    Michigan Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

      GLOBAL FUNDS
    --------------------

Prudential Europe Growth Fund, Inc.
Prudential Global Genesis Fund, Inc.
Prudential Global Limited Maturity Fund, Inc.
    Limited Maturity Portfolio
Prudential Intermediate Global Income Fund, Inc.
Prudential International Bond Fund, Inc.
Prudential Natural Resources Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Global Series
    International Stock Series
The Global Total Return Fund, Inc.
Global Utility Fund, Inc.

      EQUITY FUNDS
    --------------------

Prudential Balanced Fund
Prudential Distressed Securities Fund, Inc.
Prudential Emerging Growth Fund, Inc.
Prudential Equity Fund, Inc.
Prudential Equity Income Fund
Prudential Index Series Fund
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small Cap Index Fund
    Prudential Stock Index Fund
Prudential Jennison Series Fund, Inc.
    Prudential Jennison Active Balanced Fund
    Prudential Jennison Growth Fund
    Prudential Jennison Growth & Income Fund
Prudential Multi-Sector Fund, Inc.
Prudential Small Cap Quantum Fund, Inc.
Prudential Small Company Value Fund, Inc.
Prudential Utility Fund, Inc.
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund

      MONEY MARKET FUNDS
    --------------------------

- TAXABLE MONEY MARKET FUNDS
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Special Money Market Fund, Inc.
    Money Market Series
Prudential MoneyMart Assets, Inc.

- TAX-FREE MONEY MARKET FUNDS
Prudential Tax-Free Money Fund, Inc.
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series

- COMMAND FUNDS
Command Money Fund
Command Government Fund
Command Tax-Free Fund

- INSTITUTIONAL MONEY MARKET FUNDS
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

-------------------------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                     ---
FUND HIGHLIGHTS.................................         2
  What are the Fund's Risk Factors and Special
   Characteristics?.............................         2
FUND EXPENSES...................................         4
FINANCIAL HIGHLIGHTS............................         5
HOW THE FUND INVESTS............................         9
  Investment Objective and Policies.............         9
  Hedging and Return Enhancement Strategies.....        12
  Other Investments and Policies................        14
  Investment Restrictions.......................        16
HOW THE FUND IS MANAGED.........................        16
  Manager.......................................        16
  Distributor...................................        17
  Fee Waivers...................................        19
  Portfolio Transactions........................        19
  Custodian and Transfer and Dividend Disbursing
   Agent........................................        19
  Year 2000.....................................        19
HOW THE FUND VALUES ITS SHARES..................        19
HOW THE FUND CALCULATES PERFORMANCE.............        20
TAXES, DIVIDENDS AND DISTRIBUTIONS..............        20
GENERAL INFORMATION.............................        22
  Description of Common Stock...................        22
  Additional Information........................        23
SHAREHOLDER GUIDE...............................        23
  How to Buy Shares of the Fund.................        23
  Alternative Purchase Plan.....................        24
  How to Sell Your Shares.......................        27
  Conversion Feature--Class B Shares............        31
  How to Exchange Your Shares...................        31
  Shareholder Services..........................        33
THE PRUDENTIAL MUTUAL FUND FAMILY...............       A-1

-------------------------------------------

MF102A

                                       Class A:    743915-20-9
                                       Class B:    743915-10-0
                         CUSIP No.:    Class C:    743915-30-8
                                       Class Z:    743915-40-7

PRUDENTIAL
MORTGAGE
INCOME
FUND, INC.

                         PROSPECTUS

                                March 3, 1998

                              www.prudential.com

           -----------------

         [LOGO]

                     PRUDENTIAL MORTGAGE INCOME FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 3, 1998

    Prudential Mortgage Income Fund, Inc., formerly Prudential GNMA Fund, Inc. (the Fund), is an open-end, diversified, management investment company whose investment objective is to achieve a high level of income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. In pursuing this objective, the Fund will invest primarily in mortgage-related instruments, including mortgage-backed securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The Fund may utilize other derivatives, including writing covered call and put options on U.S. Government securities and entering into closing purchase and sale transactions with respect to certain of such options. To hedge against changes in interest rates, the Fund may also purchase put options and engage in transactions involving interest rate futures contracts, options on such contracts and interest rate swap contracts. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 3, 1998, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                              CROSS-
                                                                            REFERENCE
                                                                            TO PAGE IN
                                                                   PAGE     PROSPECTUS
                                                                   -----    ----------
General Information and History..................................  B-2         22
Investment Objective and Policies................................  B-2          9
Investment Restrictions..........................................  B-11        16
Directors and Officers...........................................  B-12        16
Manager..........................................................  B-16        16
Distributor......................................................  B-17        17
Portfolio Transactions and Brokerage.............................  B-19        19
Purchase and Redemption of Fund Shares...........................  B-20        23
Shareholder Investment Account...................................  B-24        23
Net Asset Value..................................................  B-27        19
Taxes, Dividends and Distributions...............................  B-28        20
Performance Information..........................................  B-31        20
Custodian, Transfer and Dividend Disbursing Agent and Independent
 Accountants.....................................................  B-33        19
Financial Statements.............................................  B-34        --
Report of Independent Accountants................................  B-44        --
Appendix A--Description of Corporate Bond Ratings................  A-1         --
Appendix I--General Investment Information.......................  I-1         --
Appendix II--Historical Performance Data.........................  II-1        --
Appendix III--Information Relating to Prudential.................  III-1     --

--------------------------------------------------------------------------------

MF102B

                        GENERAL INFORMATION AND HISTORY

    At a meeting held on May 5, 1995, the Board of Directors approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential GNMA Fund, Inc. to Prudential Mortgage Income Fund, Inc., to become effective upon approval by the Fund's shareholders of certain changes in investment policy, which approval was obtained at a shareholder meeting held on August 16, 1995.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is to achieve a high level of income over the long term consistent with providing reasonable safety in the value of each shareholder's investment. In pursuing this objective it is expected that, under normal market conditions, the Fund will invest at least 65% of its total assets in mortgage-backed securities. The Fund also intends to invest in other readily marketable fixed-income securities which provide attractive yields but which do not involve substantial risk of loss of capital through default, and may engage in the writing of covered put and call options, closing purchase and sale transactions with respect to such options and interest rate futures and options thereon. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

    The Fund's investments are expected to consist principally of mortgage-backed securities. A description of their characteristics follows.

MORTGAGE-BACKED SECURITIES

    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. Mortgages backing the securities which may be purchased by the Fund include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortized mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment.

    During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages are reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

    GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that the Fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a PRO RATA interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes;
(v) mortgage loans on
multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one- to four-family housing units. Legislative changes may be proposed from time to time in relation to the Department of Housing and Urban Development which, if adopted, could alter the viability of investing in GNMAs.

    FNMA CERTIFICATES. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly.

    Each FNMA Certificate will entitle the registered holder thereof to receive amounts, representing such holder's PRO RATA interest in scheduled principal payments and interest payments (at such FNMA Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal and interest on each FNMA Certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

    Each FNMA Certificate will represent a PRO RATA interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (I.E., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

    FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation (FHLMC) was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970 (FHLMC Act). Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

    The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). PCs resemble GNMA Certificates in that each PC represents a PRO RATA share of all interest and principal payments made and owned on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal.

    GMCs also represent a PRO RATA interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

    FHLMC CERTIFICATES. FHLMC is a corporate instrumentality of the United States created pursuant to the FHLMC Act. The principal activity of FHLMC consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC Certificates.

    FHLMC guarantees to each registered holder of the FHLMC Certificate the timely payment of interest at the rate provided for by such FHLMC Certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC Certificate ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

    FHLMC Certificates represent a PRO RATA interest in a group of mortgage loans (a FHLMC Certificate group) purchased by FHLMC. The mortgage loans underlying the FHLMC Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. An FHLMC Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC Certificate group.

    The market value of mortgage securities, like other securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

    NON-AGENCY MORTGAGE-BACKED SECURITIES. Certain non-agency private entities also issue mortgage-backed securities. Other than lacking the guarantee by the full faith and credit of the United States, the mortgage-backed securities issued by private issuers generally have characteristics and risks comparable to those issued by GNMA, as discussed above. Some mortgage-backed securities issued by non-agency private issuers may be supported by a pool of mortgages not acceptable to the agency issuers and thus may carry greater risks. The Fund may invest in these mortgage-backed securities issued by non-agency private issuers if they are rated at least A by Moody's Investors Service, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P).

    ADJUSTABLE RATE MORTGAGE SECURITIES.  Adjustable rate mortgage securities
(ARMs) are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

    The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed rate securities.

    There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

    COLLATERALIZED MORTGAGE OBLIGATIONS. Certain issuers of collateralized mortgage obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule recently adopted by the Securities and Exchange Commission (Commission), and the Fund may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Fund in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Fund's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act and (d) are not registered or regulated under the Investment Company

Act as investment companies. To the extent that the Fund selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Fund may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

LENDING OF PORTFOLIO SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities in any amount to broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

REPURCHASE AGREEMENTS

    The Fund's repurchase agreements will be collateralized by U.S. Government obligations. The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Prudential Investment Corporation, doing business as Prudential Investments (the Subadviser) will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (the Manager) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

PORTFOLIO TURNOVER

    Although the Fund has no fixed policy with respect to portfolio turnover, it may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions. Accordingly, it is possible that the portfolio turnover rate of the Fund may reach, or even exceed, 350%. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding all securities whose maturities at acquisition were one year or less) by the average monthly value of such securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the portfolio of the Fund were sold and replaced within one year. However, when portfolio changes are deemed appropriate due to market or other conditions, such turnover rate may be greater than anticipated. A higher rate of turnover results in increased transaction costs to the Fund. The portfolio turnover rates for the Fund for the fiscal years ended December 31, 1996 and 1997 were 65% and 178%, respectively. The increased turnover in 1997 was a result of the Subadviser actively seeking investment opportunities, including additional investments in CMOs and asset-backed securities, that provided the best value for the Fund.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The Subadviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the
NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The Subadviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the Subadviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the Subadviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

OPTION WRITING AND RELATED RISKS

    CHARACTERISTICS. The Fund may write (I.E., sell) covered put and call options on U.S. Government securities which are traded on registered securities exchanges or which result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (OTC options). A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period.

    So long as the obligation of the writer of the option continues, the writer is subject to the exercise of the option, either by the assignment of an exercise notice by the broker-dealer through whom the option was sold in the case of an exchange-traded option or directly by notice from the holder in the case of an OTC option. Upon exercise the Fund is required to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the Fund effects a closing purchase transaction, either by purchasing an option covering the same underlying security and having the same exercise price and expiration date (of the same series) as that on which it desires to terminate its obligation or by terminating the option contract through separate negotiation.

The effect of such closing purchase is that the writer's position will be cancelled. Once an exchange-traded option has been exercised, the writer may not execute a closing purchase transaction with respect thereto. Effecting closing purchase transactions in OTC options is subject to negotiation between the Fund and the holder of the option.

    The principal reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. In return for the premium, the covered call option writer has given up the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. Conversely, the put option writer gains a profit, in the form of the premium, so long as the price of the underlying security remains above the exercise price, but assumes an obligation to purchase the underlying security from the buyer of the put option at the exercise price even though the price of the security may fall below the exercise price, at any time during the option period. If an option expires, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill its obligation to purchase the underlying security at the exercise price, which will usually exceed the then current market value of the underlying security. The Fund would then incur a loss equal to the difference between the price at which it is required to purchase the underlying security and its market value at the time the option is exercised, less the premium received for writing the option. If the Fund is able to enter into a closing purchase transaction, it will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from writing the option.

    Because the Fund may write only covered options, it may at times be unable to write additional options unless it sells a portion of its portfolio holdings to obtain new debt securities against which it can write options. This may result in higher portfolio turnover and correspondingly greater brokerage commissions and other transaction costs.

    PURCHASING OPTIONS. The Fund may purchase put options in an effort to protect the value of a security that it owns against a decline in market value, and may also purchase put or call options for the purpose of offsetting previously written put or call options of the same series. For a further description of such transactions see "How the Fund Invests--Hedging and Return Enhancement Strategies--Options Transactions" in the Prospectus.

    RISKS AND LIMITATIONS PERTAINING TO OPTIONS TRANSACTIONS. When the Fund enters into options transactions as a hedge against its portfolio of mortgage-backed securities, it intends to use OTC options because there is currently no GNMA option listed on a national securities exchange. There is currently no secondary market for OTC options.

    Exchange-traded options are currently available for other U.S. Government securities. An exchange-traded option position may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act, there is no assurance that the Fund will succeed in negotiating a closing out of an OTC option for any particular option at any particular time. In such event, it might not be possible to effect closing transactions in particular options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or a clearing corporation to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

    The Fund's ability to write exchange-traded options on U.S. Government securities is subject to limitations established by each of the applicable exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of exchange-traded options which the Fund may write may be limited by options written by other investment advisory clients of the Subadviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

    ON TREASURY BONDS AND NOTES. Because trading interest in Treasury Bonds and Notes tends to center on the most recently auctioned issues, the exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of Bonds or Notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

    ON TREASURY BILLS. Because the deliverable Treasury Bill changes from week to week, writers of Treasury Bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury Bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint, although the long position may be in Treasury Bills with maturities varying from those on which the options were written. The Fund will maintain in a segregated account Treasury Bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

    ON MORTGAGE CERTIFICATES. Options on Mortgage Certificates are not currently traded on any exchange. However, the Fund intends to engage in transactions in OTC options on Mortgage Certificates.

    Since the remaining principal balance of Mortgage Certificates declines each month as a result of mortgage principal payments and prepayments, the Fund, as a writer of a covered call option holding Mortgage Certificates as "cover" to satisfy its delivery obligation in the event that the option is exercised, may find that its Mortgage Certificates no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will attempt to effect a closing purchase transaction or will purchase additional Mortgage Certificates from the same pool (if obtainable) or replacement Mortgage Certificates in the cash market in order to remain covered.

INTEREST RATE FUTURES AND OPTIONS THEREON

    INTEREST RATE FUTURES CONTRACTS. The Fund may purchase and sell interest rate futures contracts (futures contracts) that are traded on U.S. commodities exchanges as a hedge against interest rate related fluctuations in the value of securities which are held in the Fund's portfolio or which the Fund intends to purchase. The Fund will engage in such transactions consistent with the Fund's investment objective. Currently futures contracts are available on several types of fixed-income securities, including U.S. Treasury Bonds, U.S. Treasury Notes and on U.S. Treasury Bills and Certificates of Deposit on the International Monetary Market Division of the Chicago Mercantile Exchange. The Fund may also purchase and sell Eurodollar futures and options thereon which are U.S. dollar denominated instruments linked to the London Interbank rate and currently traded on the Chicago Mercantile Exchange.

    There are a number of reasons why entering into interest rate futures contracts for hedging purposes can be beneficial to the Fund. First, futures markets may be more liquid than the corresponding cash markets on the underlying securities. Such enhanced liquidity results from the standardization of the futures contracts and the large transaction volumes. Greater liquidity permits a portfolio manager to effect a desired hedge both more quickly and in greater volume than would be possible in the cash market. Second, a desired sale and subsequent purchase can generally be accomplished in the futures market for a fraction of the transaction costs that might be incurred in the cash market.

    When a purchase or sale of an interest rate futures contract occurs, a deposit of cash or other liquid assets called "initial margin" is made by both buyer and seller with a custodian, futures commissions merchant or otherwise for the benefit of the broker. Unlike other types of margin, a futures margin account does not involve any loan or borrowing but is merely a good faith deposit that must be maintained in a minimum amount of cash or U.S. Treasury Bills, currently equal to 2% of the contract amount for futures on Treasury Bonds, 1 1/2% of the contract amount for futures on Treasury Notes, 1/10 of 1% of the contract amount for futures on Treasury Bills and 2% for GNMA securities. All futures positions, both long and short, are marked-to-market daily, with cash payments called "variation margin" being made by buyers and sellers to the custodian or futures commission merchant, and passed through to the sellers and buyers, to reflect daily changes in contract values.

    Although most interest rate futures contracts call for making or taking delivery of the underlying securities, these obligations are typically cancelled or closed out before the scheduled settlement date. The closing is accomplished by purchasing (or selling) an identical futures contract to offset a short (or long) position. Such an offsetting transaction cancels the contractual obligations established by the original futures transaction. Other financial futures contracts call for cash settlements rather than delivery of securities.

    If the price of an offsetting futures transaction varies from the price of the original futures transaction, the hedger will realize a gain or loss corresponding to the difference. That gain or loss will tend to offset the unrealized loss or gain on the hedged securities position, but may not always or completely do so.

    In accordance with current rules of the Commodity Futures Trading Commission (the CFTC), the Fund may not purchase or sell any interest rate futures contracts or options thereon for return enhancement or risk management purposes if, immediately thereafter, the sum of initial margin deposits on the Fund's futures positions and premiums paid for options thereon would exceed 5% of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and options thereon for BONA FIDE hedging purposes without limitation.

    RISKS AND LIMITATIONS INVOLVED IN FUTURES HEDGING. There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases if the composition of the Fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in price of the futures contract may be more or less than the change in prices of the underlying securities, even a correct forecast of interest rate changes may not result in a successful hedging transaction.

    The Fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

    Successful use of futures contracts by the Fund is also subject to the ability of the Subadviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

    The selling of futures contracts by the Fund and use of related transactions in options on futures contracts (discussed below) are subject to position limits, which are affected by the activities of the Fund's Subadviser, similar to the option trading limits discussed above under "Option Writing and Related Risks."

    The hours of trading of interest rate futures contracts may not conform to the hours during which the Fund may trade U.S. Government securities. To the extent that the futures markets close before the U.S. Government securities markets, significant price and rate movements can take place in the U.S. Government securities markets that cannot be reflected in the futures markets.

    Pursuant to Rule 4.5 under the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator" in the Commodity Exchange Act, subject to compliance with certain conditions. The exemption is conditioned upon a requirement that all of the investment company's commodity futures transactions and options thereon constitute BONA FIDE hedging transactions, except that the Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. With respect to long positions assumed by the Fund, the Fund will segregate with its custodian, a futures commissions merchant, or in a margin account with a broker, an amount of cash and other assets permitted by CFTC regulations equal to the market value of the futures contracts and thereby insure that the use of futures contracts is unleveraged. The Fund will use interest rate futures in a manner consistent with these requirements.

    OPTIONS ON FUTURES CONTRACTS. The Fund will purchase put options on futures contracts to hedge its portfolio of debt securities against the risk of rising interest rates, and the consequent decline in the prices of U.S. Government securities it owns. The Fund will also write call options on futures contracts as a hedge against a modest decline in prices of debt securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the security in the Fund's portfolio which was being hedged.

INTEREST RATE TRANSACTIONS

    The Fund may enter into interest rate swaps, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the Investment Company Act. To the extent that the Fund enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the Subadviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any interest rate swaps unless the short-term debt of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

    The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

    The Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rates swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

SEGREGATED ACCOUNTS

    When the Fund is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets marked-to-market daily.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

    (2) Make short sales of securities or purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this investment restriction, the deposit or payment by the Fund of initial or variation margin in connection with transactions in interest rate futures contracts or related options transactions and collateralization arrangements with respect to exchange-traded and OTC options on debt securities are not considered the purchase of a security on margin.

    (3) Concentrate its investments in any one industry (no more than 25% of the Fund's total assets will be invested in any one industry or in the securities of issuers located in any one foreign country); however, there is no limitation as to investments in obligations of the U.S. Government, its agencies or instrumentalities.

    (4) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase or sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options and futures contracts and collateral arrangements with respect to the purchase and sale of options and futures contracts are not deemed to be the issuance of a senior security or a pledge of assets.

    (5) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, interest rate futures contracts and other financial futures contracts and options thereon.

    (6) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    (7) Make investments for the purpose of exercising control or management.

    (8) Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    (9) Invest in interests in oil, gas or other mineral exploration or development programs.

   (10) Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities. (The purchase of a portion of an issue of securities distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)

   (11) Purchase securities of foreign issuers other than U.S. dollar denominated debt securities rated at least Aa by Moody's or AA by S&P or U.S. dollar denominated obligations of foreign branches of domestic banks or of any bank organized under the laws of Canada, France, Germany, Japan, the Netherlands, Switzerland or the United Kingdom, provided that such bank has, at the time of the Fund's investment, total assets of at least $10 billion or the equivalent.

   (12) Purchase or sell puts or calls or combinations thereof, except that the Fund may write covered put and call options on U.S. Government securities, purchase put and call options on U.S. Government securities and purchase and sell interest rate futures contracts and other financial futures contracts and options thereon, and, in connection with the purchase of other securities, it may acquire warrants or other rights to subscribe for securities of companies or parents or subsidiaries of such companies.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                                  POSITION                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE           WITH FUND                               DURING PAST FIVE YEARS
--------------------------------  --------------  -----------------------------------------------------------------------
Edward D. Beach (73)              Director        President and Director of BMC Fund, Inc., a closed-end investment company; formerly, Vice Chairman of Broyhill Furniture Industries,
                                                    Inc.; Certified Public Accountant; Secretary and Treasurer of
                                                    Broyhill Family Foundation, Inc.; Member of the Board of Trustees of
                                                    Mars Hill College; Director of The High Yield Income Fund, Inc.

Eugene C. Dorsey (71)             Director        Retired President, Chief Executive Officer and Trustee of the Gannett
                                                    Foundation (now Freedom Forum); former Publisher of four Gannett newspapers and Vice President of Gannett Company; past Chairman of
                                                    Independent Sector (national coalition of philanthropic
                                                    organizations); former Chairman of the American Council for the Arts;
                                                    Director of the Advisory Board of Chase Manhattan Bank of Rochester,
                                                    The High Yield Income Fund, Inc., and First Financial Fund, Inc.

Delayne Dedrick Gold (59)         Director        Marketing and Management Consultant; Director of the High Yield Income
                                                    Fund, Inc.

*Robert F. Gunia (51)             Director and    Vice-President, Prudential Investments (since September, 1997);
                                  Vice President    Executive Vice President and Treasurer (since December 1996),
                                                    Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                    President (since March 1987) of Prudential Securities Incorporated
                                                    (Prudential Securities); formerly Chief Administrative Officer (July
                                                    1990-September 1996), Director (January 1989-September 1996), and
                                                    Executive Vice President, Treasurer and Chief Financial Officer (June
                                                    1987-September 1996) of Prudential Mutual Fund Management, Inc.; Vice
                                                    President and Director (since May 1989) of The Asia Pacific Fund,
                                                    Inc.; Director of The High Yield Income Fund, Inc.

*Harry A. Jacobs, Jr. (76)        Director        Senior Director (since January 1986) of Prudential Securities; formerly
One Seaport Plaza                                   Interim Chairman and Chief Executive Officer of PIFM (June- September
New York, NY 10292                                  1993); formerly Chairman of the Board of Prudential Securities
                                                    (1982-1985) and Chairman of the Board and Chief Executive Officer of
                                                    Bache Group Inc. (1977-1982); Director of The First Australia Fund,
                                                    Inc., The First Australia Prime Income Fund, Inc. and The High Yield
                                                    Income Fund, Inc.

                                  POSITION                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE           WITH FUND                               DURING PAST FIVE YEARS
--------------------------------  --------------  -----------------------------------------------------------------------
*Mendel A. Melzer, CFA (37)       Director        Chief Investment Officer (since October 1996) of Prudential Mutual
751 Broad St.                                       Funds; formerly Chief Financial Officer of Prudential Investments
Newark, NJ 07102-4077                               (November 1995-September 1996); Senior Vice President and Chief
                                                    Financial Officer of Prudential Preferred Financial Services (April
                                                    1993-November 1995), Managing Director of Prudential Investment
                                                    Advisors (April 1991-April 1993), and Senior Vice President of
                                                    Prudential Capital Corporation (July 1989-April 1991); Chairman and
                                                    Director of Prudential Series Fund, Inc; Director of The High Yield
                                                    Income Fund, Inc.
Thomas T. Mooney (56)             Director        President of the Greater Rochester Metro Chamber of Commerce; former
                                                    Rochester City Manager; Trustee of Center for Governmental Research,
                                                    Inc.; Director of Blue Cross of Rochester, The Business Council of
                                                    New York State, Executive Service Corps of Rochester, Monroe County
                                                    Water Authority, Rochester Jobs, Inc., Northeast Midwest Institute,
                                                    Monroe County Industrial Development Corporation, and The High Yield
                                                    Income Fund, Inc.; President, Director and Treasurer of First
                                                    Financial Fund, Inc. and The High Yield Plus Fund, Inc.
Thomas H. O'Brien (73)            Director        President, O'Brien Associates (Financial and Management Consultants)
                                                    (since April 1984); formerly President of Jamaica Water Securities
                                                    Corp. (holding company) (February 1989-August 1990); Director
                                                    (September 1987-April 1991) and Chairman of the Board and Chief
                                                    Executive Officer (September 1987-February 1989) of Jamaica Water
                                                    Supply Company; Director and President of Winthrop Regional Health
                                                    Systems, Inc. and United Presbyterian Homes; Director of Ridgewood
                                                    Savings Bank; Trustee of Hofstra University; Director of The High
                                                    Yield Fund, Inc.
*Richard A. Redeker (54)          President and   Employee of Prudential Investments; formerly President, Chief Executive
751 Broad Street                  Director          Officer and Director (October 1993-September 1996), Prudential Mutual
Newark, NJ 07102-4077                               Fund Management, Inc., Executive Vice President, Director and Member
                                                    of the Operating Committee (October 1993-September 1996), Prudential
                                                    Securities, Director (October 1993-September 1996) of Prudential
                                                    Securities Group, Inc. (PSG), Executive Vice President, The
                                                    Prudential Investment Corporation (January 1994-September 1996), and
                                                    Director (January 1994-September 1996) of Prudential Mutual Fund
                                                    Distributors, Inc. and Prudential Mutual Fund Services, Inc., and
                                                    Senior Executive Vice President and Director of Kemper Financial
                                                    Services, Inc. (September 1978-September 1993); President and
                                                    Director of The High Yield Income Fund, Inc.
Nancy H. Teeters (67)             Director        Economist; formerly Vice President and Chief Economist (March 1986-June
                                                    1990) of International Business Machines Corporation; Member of the
                                                    Board of Governors of the Horace Rackham School of Graduate Studies
                                                    of the University of Michigan; Director of Inland Steel Industries
                                                    (since July 1991) and The High Yield Income Fund, Inc.

                                  POSITION                                 PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE           WITH FUND                               DURING PAST FIVE YEARS
--------------------------------  --------------  -----------------------------------------------------------------------
Louis A. Weil, III (56)           Director        Publisher and Chief Executive Officer (since January 1996) and Director
                                                    (since September 1991) of Central Newspapers, Inc.; Chairman of the
                                                    Board (since January 1996), Publisher and Chief Executive Officer
                                                    (August 1991-December 1995) of Phoenix Newspapers, Inc.; formerly,
                                                    Publisher (May 1989-March 1991) of Time Magazine; President,
                                                    Publisher and Chief Executive Officer (February 1986-August 1989) of
                                                    The Detroit News and member of the Advisory Board, Chase Manhattan
                                                    Bank-Westchester; Director of The High Yield Income Fund, Inc.
S. Jane Rose (52)                 Secretary       Senior Vice President (since December 1996), PIFM; Senior Vice
                                                    President and Senior Counsel (since July 1992) of Prudential
                                                    Securities; formerly, Senior Vice President (January 1991-September
                                                    1996) and Senior Counsel (June 1987-September 1996) of Prudential
                                                    Mutual Fund Management, Inc.
Grace C. Torres (38)              Treasurer and   First Vice President (since December 1996) of PIFM; First Vice
                                  Principal         President of Prudential Securities (since March 1994); formerly First
                                  Financial and     Vice President (March 1994-September 1996), of Prudential Mutual Fund
                                  Accounting        Management, Inc.; and Vice President (July 1989-March 1994) of
                                  Officer           Bankers Trust Corporation.
Deborah A. Docs (40)              Assistant       Vice President (since December 1996) of the Manager; formerly Vice
                                  Secretary         President and Associate General Counsel (January 1993-September 1996)
                                                    of Prudential Mutual Fund Management, Inc.; Vice President and
                                                    Associate General Counsel of Prudential Securities.
Stephen M. Ungerman (45)          Assistant       Tax Director (since March 1996) of Prudential Investments and the
                                  Treasurer         Private Asset Group of The Prudential Insurance Company of America
                                                    (Prudential); formerly First Vice President of Prudential Mutual Fund
                                                    Management, Inc. (February 1993-September 1996) and Senior Tax
                                                    Manager (1981-January 1993) of Price Waterhouse LLP.

------------------------
 *"Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.

**Unless otherwise indicated, the address is c/o Prudential Investments Fund
  Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Fund pays each of its Directors who is not an affiliated person of the Manager annual compensation of $3,500 in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional Funds upon which the Director will be asked to serve.

    Directors may receive their Director's fees pursuant to a deferred fee arrangement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72 except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs and O'Brien are scheduled to retire on December 31, 1999, 1998, and 1999, respectively.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1997 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by the Manager (Fund Complex) for the calendar year ended December 31, 1997.

                               COMPENSATION TABLE

                                                                                                 TOTAL
                                                    PENSION OR                               COMPENSATION
                                                    RETIREMENT                                 FROM FUND
                                    AGGREGATE    BENEFITS ACCRUED    ESTIMATED ANNUAL          AND FUND
                                  COMPENSATION    AS PART OF FUND      BENEFITS UPON         COMPLEX PAID
NAME AND POSITION                   FROM FUND        EXPENSES           RETIREMENT           TO DIRECTORS*
--------------------------------  -------------  -----------------  -------------------  ---------------------
Edward D. Beach, Director           $   3,500             None                 N/A       $  135,000    (38/63)*
Eugene C. Dorsey, Director**        $   3,500             None                 N/A       $   70,000    (16/43)*
Delayne Dedrick Gold, Director      $   3,500             None                 N/A       $  135,000    (38/63)*
Robert F. Gunia, Director+          $   3,500           --                  --                    --
Harry A. Jacobs, Jr., Director+     $   3,500           --                  --                    --
Donald D. Lennox, Retired
 Director                           $   3,500             None                 N/A       $   90,000    (26/50)*
Mendel A. Melzer, CFA, Director+    $   3,500           --                  --                    --
Thomas T. Mooney, Director**        $   3,500             None                 N/A       $  115,000    (31/64)*
Thomas H. O'Brien, Director         $   3,500             None                 N/A       $   45,000    (11/29)*
Richard A. Redeker, Director and
 President+                         $   3,500           --                  --                    --
Nancy H. Teeters, Director          $   3,500             None                 N/A       $   90,000    (23/42)*
Louis A. Weil, III, Director        $   3,500             None                 N/A       $   90,000    (26/50)*

------------------------
 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

** Total aggregate compensation from all of the funds in the Fund complex for the calendar year ended December 31, 1997 includes amounts deferred at the election of Directors. Including accrued interest, total compensation amounted to $87,401, and $143,909 for Eugene C. Dorsey and Thomas T. Mooney, respectively.

+ Robert F. Gunia, Harry A. Jacobs, Jr., Mendel A. Melzer and Richard A.
  Redeker, who are interested Directors do not receive compensation from the Fund or any fund in the Fund Complex.

    As of February 6, 1998, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund.

    As of February 6, 1998, the only beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of common stock of the Fund were:

    Patricia A. Vogel, 1660 Oliver Springs Hwy, Clinton, TN 37716-5246, with 5,052 Class C shares (or 7.6% of the outstanding Class C shares); Prudential Securities, Dr. Kenneth R. Kahn, IRA DTD 12/08/97, Lancaster Ave, Buffalo, NY 14222-1404, with 5000 Class C shares (or 7.6% of the outstanding Class C shares); Kenneth Brown MD, John A. Kealy MD, David M. Schreck MD, CO-TTES, S&I R P Group Trust A, 651 W Mount Pleasant Ave, Livingston, NJ 07039-1600, with 11,331 Class C shares (or 17.1% of the outstanding Class C shares); The Cornelia Boss Trust, NBR 1 DTD 10/26/89, 370 Woodland Drive, Grayslake, IL 60030-1450, with 6,253 Class C shares (or 9.4% of the outstanding Class C shares); Prudential Securities

C/F Mrs. Juanita J. Beal, IRA Rollover DTD 11/10/97, 16879 Brinbourne Ave, Middleburg Hts, OH 44130-5316, with 1,216 Class Z shares (or, 25.9% of the outstanding Class Z shares); Mrs. Geraldine F. Whalen & Mr. Larry Douglas Whalen, JT TEN, 2170 Quatman Ave, Cincinnati, OH 45212-1114, with 1,540 Class Z shares (or, 32.7% of the outstanding Class Z shares); Mr. Donald P. Crawford, 8333 State Route 305, Garrettsville, OH 44231-9734, with 324 Class Z shares (or, 6.9% of the outstanding Class Z shares); Prudential Bank & Trust C/F Robert Lathan Knight, IRA Rollover DTD 11/25/97, Houston, TX 77040-2162, with 235 Class Z shares (or, 5% of the outstanding Class Z shares) and Prudential Securities C/F Dennis L. Englehart, IRA DTD 10/28/92, 15518 98th Ave E, Puyallup, WA 98375-6617, with 571 Class Z shares (or, 12.1% of the outstanding Class Z shares).

    As of February 6, 1998, Prudential Securities was the record holder for other beneficial owners of 1,341,356 Class A shares (or 21.8% of the outstanding Class A shares), 1,809,723 Class B shares (or 36.3% of the outstanding Class B shares), 58,004 Class C shares (or 87.6% of the outstanding Class C shares) and 4,686 Class Z Shares (or 99.6% of the outstanding Class Z Shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The Manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077. The Manager serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1998, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $63 billion. According to the Investment Company Institute, as of December 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company (the Custodian) and the Fund's Transfer Agent. The services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives pursuant to the Management Agreement, a fee at an annual rate of 0.50 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. Currently, the Fund believes that there are no such restrictions.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or Subadviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to Subadviser pursuant to the subadvisory agreement between PIFM and the Subadviser (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes and paying the fees and expenses of notice filings made in accordance with state securities laws, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997 and by shareholders of the Fund on April 29, 1988.

    For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund paid fees to the Manager of $640,227, $892,624 and $1,188,713, respectively.

    The Manager has entered into the Subadvisory Agreement with the Subadviser, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Fund. The Manager continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services. The Subadviser is reimbursed by the Manager for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997, and by shareholders of the Fund on April 29, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, the Manager or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 19, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On May 6, 1993, the Board of Directors, including a majority of the Rule12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to 0.25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of 0.25 of 1%) may not exceed 0.30 of 1%. As so modified, the Class B Plan provides that (i) up to 0.25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to 0.75 of 1% of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. The aggregate distribution fee for Class B shares (asset-based sales charge plus service fee) may not exceed 0.75 of 1% of the average daily net assets of Class B shares. On May 6, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid for providing personal service and/or maintaining shareholder accounts and (ii) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to Class C shares. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997. The Class A Plan, as amended, was approved by the Class A and Class B shareholders and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of the Class C shares on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended December 31, 1997, the Distributor received payments of $136,641 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1997, Prudential Securities also received approximately $14,000 in initial sales charges.

    CLASS B PLAN. For the fiscal year ended December 31, 1997, the Distributor received $628,860 from the Fund under the Class B Plan and spent approximately $196,400 in distributing the Fund's shares. It is estimated that of the latter amount approximately $1,700 or 0.8% was spent on printing and mailing of prospectuses to other than current shareholders; $37,400 or 19.1% on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares and $157,300 or 80.1% on the aggregate of (i) payments of commissions to financial advisers ($125,100 or 63.7%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($32,200 or 16.4%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

    The Distributor also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, Prudential Securities received approximately $161,900 in contingent deferred sales charges with respect to Class B shares.

    CLASS C PLAN. For the fiscal year ended December 31, 1997, the Distributor received $6,428 from the Fund under the Class C Plan and spent approximately $6,200 in distributing the Fund's Class C shares. It is estimated that of the latter amount approximately $50 or 0.8% was spent on printing and mailing of prospectuses to other than current shareholders; $100 or 1.6% on compensation to Prusec for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares and $6,050 or 97.6% on the aggregate of (i) payments of commissions to financial advisers ($5,400 or 87.1%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($650 or 10.5%). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, the Distributor received $200 in contingent deferred sales charges with respect to Class C shares.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under federal securities laws. The Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, Prudential Securities is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed 0.75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. Fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Purchases and sales of securities or futures contracts on a securities exchange or board of trade will be effected through brokers or futures commission merchants who charge a commission for their services. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Manager will consider research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchant may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, dealers and futures commission merchants, other than Prudential Securities, for particular transactions than might be charged if a different broker, dealer or futures commission merchant had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, dealers and futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to the primary consideration of obtaining the most favorable price and efficient execution in the circumstances and subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities may act as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law. During the years ended December 31, 1997, 1996, and 1995, no brokerage commissions were paid by the Fund to Prudential Securities.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-- Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 4% and Class B*, Class C* and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 1997, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share...........  $14.53
                                                                   ------
Maximum sales charge (4% of offering price)......................     .61
                                                                   ------
Maximum offering price to public.................................  $15.14
                                                                   ------
                                                                   ------
CLASS B
Net asset value, offering price and redemption price per Class B share*..........................................................  $14.50
                                                                   ------
                                                                   ------
CLASS C
Net asset value, offering price and redemption price per Class C share*..........................................................  $14.50
                                                                   ------
                                                                   ------
CLASS Z
Net asset value, offering price and redemption price per Class Z share...........................................................  $14.54
                                                                   ------
                                                                   ------

------------------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder
Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    Also, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    In addition, an eligible group of related Fund investors may include (i) a client of a Prudential Securities financial adviser who gives such financial adviser discretion to purchase the Prudential Mutual Funds for his or her account only in connection with participation in a market timing program and for which program Prudential Securities receives a separate advisory fee or (ii) a client of an unaffiliated registered investment adviser which is a client of a Prudential Securities financial adviser, if such unaffiliated adviser has discretion to purchase the Prudential Mutual Funds for the accounts of his or her customers but only if the client of such unaffiliated adviser participates in a market timing program conducted by such unaffiliated adviser; provided such accounts in the aggregate have assets of at least $15 million invested in the Prudential Mutual Funds.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent or through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

    LETTER OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION
Death                                           A copy of the shareholder's death certificate
                                                or, in the case of a trust, a copy of the
                                                grantor's death certificate, plus a copy of
                                                the trust agreement identifying the grantor.
Disability--An individual will be considered    A copy of the Social Security Administration
disabled if he or she is unable to engage in    award letter or a letter from a physician on
any substantial gainful activity by reason of   the physician's letterhead stating that the
any medically determinable physical or mental   shareholder (or, in the case of a trust, the
impairment which can be expected to result in   grantor) is permanently disabled. The letter
death or to be of long-continued and            must also indicate the date of disability.
indefinite duration.
Distribution from an IRA or 403(b) Custodial    A copy of the distribution form from the
Account                                         custodial firm indicating (i) the date of
                                                birth of the shareholder and (ii) that the
                                                shareholder is over age 59 1/2 and is taking a
                                                normal distribution--signed by the
                                                shareholder.
Distribution from Retirement Plan               A letter signed by the plan
                                                administrator/trustee indicating the reason
                                                for the distribution.
Excess Contributions                            A letter from the shareholder (for an IRA) or
                                                the plan administrator/trustee on company
                                                letterhead indicating the amount of the excess
                                                and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund you owned in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                                            CONTINGENT DEFERRED SALES
                                                     CHARGE
                                               AS A PERCENTAGE OF
                                                DOLLARS INVESTED
                                             OR REDEMPTION PROCEEDS
                                            -------------------------
                                             $500,001
YEAR SINCE PURCHASE                           TO $1         OVER $1
PAYMENT MADE                                 MILLION        MILLION
----------------------------------------    ----------     ----------
First...................................        3.0%           2.0%
Second..................................        2.0%           1.0%
Third...................................        1.0%             0%
Fourth and thereafter...................          0%             0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. A shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following money market funds participate in the Class A Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series) (Class A Shares)
         (U.S. Treasury Money Market Series) (Class A Shares)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares may be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven-year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares respectively, of other funds, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice and any fund, including the Fund, or Prudential Securities, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                  $100,000  $150,000  $200,000  $250,000
------------------------------------  --------  --------  --------  --------
25 Years............................  $   110   $   165   $   220   $   275
20 Years............................      176       264       352       440
15 Years............................      296       444       592       740
10 Years............................      555       833     1,110     1,388
 5 Years............................    1,371     2,057     2,742     3,428
See "Automatic Savings Accumulation Plan (ASAP) below."

------------------------
(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.
(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan. See "Automatic Reinvestment of Dividends and/or Distributions" above.

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including 401(k) plans, self-directed individual retirement accounts and "tax sheltered accounts" under Section 403(b)(7) of the Internal Revenue Code are available through Prudential Securities. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or, in the case of a Roth IRA, the avoidance of federal income tax on such income). The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

                    CONTRIBUTIONS      PERSONAL
                     MADE OVER:        SAVINGS        IRA
                   ---------------     --------     --------
                   10 years            $ 26,165     $ 31,291
                   15 years              44,675       58,649
                   20 years              68,109       98,846
                   25 years              97,780      157,909
                   30 years             135,346      244,692

------------------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The net asset value per share is the net worth of the Fund (assets including securities at value minus liabilities) divided by the number of shares outstanding. Net asset value is calculated separately for each class. The securities owned by the Fund are traded on national securities exchanges as well as in the over-the-counter market. Currently, the value of portfolio securities, including GNMA securities, is determined by reference to quotations received from a pricing service as of 2:30 and 3:00 P.M., New York time. In addition to market prices, the pricing service considers such factors as maturities, yields, call features, and developments relating to specific securities in arriving at valuations for normal institutional size trading units of securities.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their term to maturity from date of purchase exceeded 60 days, unless such valuation is determined not to represent fair value by the Board of Directors.

    Exchange-traded options on U.S. Government securities are valued at their last sale price as of the close of options trading on the applicable exchanges, which is currently 4:10 P.M., New York time. If there is no sale on the applicable options exchange on a given day, options are valued at the average of the quoted bid and asked prices as of the close of the applicable exchange. Futures contracts are marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchanges, which is currently 4:15 P.M., New York time. Securities or other assets for which market quotations are not readily available (including OTC options) will be valued at their fair value as determined in good faith by the Manager under procedures established by the Fund's Board of Directors.

    The Fund will compute its net asset value once daily at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect the NAV. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    In the event that the New York Stock Exchange or the national securities exchanges on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund will reconsider the time at which net asset value is computed. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. A portion of such dividends may also include projected net investment income. Such dividends will be payable monthly. The Fund expects to make distributions of net capital gains, if any, at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1997 of approximately $19,586,200 of which $2,647,800 expires in 1998, $16,220,800 expires in 2002 and $717,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net capital gains have been realized in excess of such carryforwards. Distributions will be paid in additional Fund shares based on net asset value, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). Under Subchapter M, the Fund is not subject to federal income taxes on the income and gains which are distributed to shareholders, provided it distributes to shareholders each year at least 90% of its net investment income and net short-term capital gains in excess of net long-term capital losses, if any.

    Qualification as a regulated investment company under the Internal Revenue Code generally requires, among other things, that (a) at least 90% of the Fund's annual gross income be derived from interest, proceeds from loans of securities, dividends and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities). The Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is anticipated that the Fund will not be subject to the excise tax.

    The Fund may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Fund and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Fund also may be subject to the market discount rules.

    The Fund's ability to hold foreign currencies, engage in hedging activities, or close out certain positions may be limited by the 30% gross income test discussed above.

    Distributions of net investment income and realized net short-term capital gains of the Fund are taxable to shareholders of the Fund as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (I.E. the excess of capital gains for the sale of assets held more than 12 months over net short-term capital losses), if any, are taxable as capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or how long shares of the Fund have been held. The maximum capital gains rate for individuals is 28% with respect to assets held by the Fund for more than 12 months but not more than 18 months, and 20% with respect to assets held by the Fund for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for corporate ordinary income. Distributions and dividends paid by the Fund generally will not be eligible for the dividends-received deduction for corporate shareholders.

    If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, than such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 on the year in which such dividend was declared.

    The "straddle" and "conversion transaction" provisions of the Internal Revenue Code may affect the taxation of the Fund's transactions in options on securities, limit the deductibility of any loss from the disposition of a position to the extent of the unrealized gain on any offsetting position and recharacterize certain gains as ordinary income.

    Certain financial futures contracts held by the Fund will be required to be "marked to market" for federal income tax purposes, that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Any gain or loss recognized on actual or deemed sales of these financial futures contracts will be treated as 60% long-term capital gain or loss and 40% short term capital gain or loss. The Fund may be required to defer the recognition of the losses on financial futures contracts to the extent of any unrecognized gains on related positions held by the fund.

    The Fund's gains and losses on the sale, lapse, or other termination of call options it holds on financial futures contracts will generally be treated as gains from the of financial futures contracts. If call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term gains and losses associated with closing transactions with respect to call options written by the Fund. If call options written by the Fund are exercised, the selling price of the financial futures contract is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of the futures contract depends on the contract's holding period.

    Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the futures contract, bond, or note sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which depends on the holding period of the futures contract, bond, or note. However, in certain cases in which the put is not acquired on the same day as the underlying securities identified to be used in the put's exercise, gain on the exercise, sale or disposition of the put is short-term capital gain. If a put is sold prior to exercise, any gain or loss would be capital gain or loss, the character of which would depend on the holding period of the put. If a put expires unexercised, the Fund would realize capital loss, the character of which would depend on the holding period of the put, in an amount equal to the premium paid for the put. In certain cases in which the put and securities identified to be used in its exercise are acquired on the same day, however, the premium paid for the unexercised put is added to the bases of the identified securities. In certain cases, a put may affect the holding period of the underlying security.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on forward foreign currency exchange contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    Any gain or loss realized upon the sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28%, if such shares were held for more than 12, but not less than 18 months, and gain taxable at the maximum rate of 20% if such share were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held for more than one year and otherwise as short-term capital loss. However, any loss realized by a shareholder upon the sale of shares of the Fund held by the shareholder for six months or less will be treated as long-term capital loss to the extent of capital gains distributions received by the shareholder.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the portfolio, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    The Fund has obtained a written letter of determination from the Pennsylvania Department of Revenue that, as a registered foreign corporation "doing business" in Pennsylvania, the Fund is subject to the Pennsylvania foreign franchise tax. Accordingly, it is believed that Fund shares are exempt from Pennsylvania personal property taxes. The Fund anticipates that it will continue such business activities but reserves the right to suspend them at any time, resulting in the termination of the exemption.

    The Fund may be subject to state or local tax in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Fund and of shareholders of the Fund with respect to distributions by the Fund, and the sale, exchange or redemption of Fund shares may differ from federal tax treatment. Distributions to shareholders and the sale of Fund shares may be subject to additional state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                            PERFORMANCE INFORMATION

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
             YIELD = 2[( -----------   +1)to the power of 6 - 1]
                             cd

    Where:  a =  dividends and interest earned during the period.
            b =  expenses accrued for the period (net of reimbursements).
            c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
            d = the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    The Fund's 30-day yields for the 30 days ended December 31, 1997 were 6.08%, 5.72%, 5.73% and 6.48% for the Fund's Class A, Class B, Class C and Class Z shares, respectively.

    AVERAGE ANNUAL TOTAL RETURN. The Fund may also advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

    Where: P = a hypothetical initial payment of $1000.
           T = average annual total return.
           n = number of years.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The Fund's average annual total return (adjusted for management fee waiver) for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 4.23%, 5.22% and 6.82%, respectively. The average annual total return (adjusted for management fee waiver) for the Class B shares of the Fund for the one, five and ten year periods ended on December 31, 1997 was 2.84%, 5.26% and 8.61%, respectively. The average annual total return (adjusted for management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 6.84% and 7.11%, respectively.

    The Fund's average annual total return (before management fee waiver) for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 4.08%, 5.17% and 6.80%, respectively. The average annual total return (before management fee waiver) for Class B shares for the one year, five year and ten year periods ended December 31, 1997 was 2.69%, 5.21% and 7.00%, respectively. The average annual total return (before management fee waiver) for Class C shares for the one year and since inception (August 1, 1994) periods ended December 31, 1997 was 6.69% and 7.04%, respectively.

    (PIFM eliminated its management fee waiver of .20 of 1%, effective September 1, 1997. See "Fee Waivers" in the Prospectus.)

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed by the following formula:

 ERV - P
 -------
    P

    Where: P = a hypothetical initial payment of $1000.
           ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The Fund's aggregate total return (adjusted for management fee waiver) for Class A shares for the one year, five year and since inception periods ended on December 31, 1997 was 8.57%, 34.32% and 75.92%, respectively. The aggregate total return (adjusted for management fee waiver) for Class B shares for the one year, five year and ten year periods ended on December 31, 1997 was 7.84%, 30.20% and 97.07%, respectively. The aggregate total return (adjusted for management fee waiver) for Class C shares for one year and since inception periods ended December 31, 1997 was 7.84% and 26.45%, respectively. The aggregate total return (adjusted for management fee waiver) for Class Z shares for the since inception (March 18, 1997) period ended December 31, 1997 was 8.18%.

    The Fund's aggregate total return (before management fee waiver) for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended December 31, 1997 was 8.42%, 34.05% and 75.56%, respectively. The aggregate total return (before management fee waiver) for Class B shares for the one year, five year and ten year periods ended December 31, 1997 was 7.69%, 29.93% and 96.66%, respectively. The aggregate total return (before management fee waiver) for Class C shares for the one year and since inception (August 1,
1994) periods ended December 31, 1997 was 7.69% and 26.19%, respectively.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   A LOOK AT PERFORMANCE OVER THE
              LONG-TERM
Average Annual Returns
1/1/26 - 12/31/97
Common Stocks                              11.0%
Long-Term Gov't. Bonds                      5.2%
Inflation                                   3.1%

    (1)Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook," (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. The Transfer Agent is a wholly-owned subsidiary of the Manager. The Transfer Agent provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, the Transfer Agent receives an annual fee per shareholder account of $13.00, a new account set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee of $.20 per shareholder account. The Transfer Agent is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1997, the Fund incurred fees of $268,910 for the services of the Transfer Agent.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036 serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                                  PRUDENTIAL MORTGAGE INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 1997
-----------------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
-----------------------------------------------------------------------
LONG-TERM INVESTMENTS--98.3%
-----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--4.4%

             United States Treasury Bonds,
$   3,000      12.375%, 5/15/04                            $  4,043,430
    2,000      7.125%, 2/15/23                                2,283,120
             United States Treasury Note,
    1,000      6.125%, 8/15/07                                1,027,660
                                                           ------------
             Total U.S. government obligations
               (cost $7,193,600)                              7,354,210
                                                           ------------
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE
PASS-THROUGH OBLIGATIONS--66.4%

             Federal National Mortgage Association,
        7      7.00%, 4/01/08                                     7,051
   25,401      7.50%, 6/01/10 - 12/01/24                     26,157,687
       19      8.00%, 10/01/24                                   19,780
             Government National Mortgage
               Association,
   18,310      7.50%, 7/15/07 - 7/15/24                      18,850,358
   48,733      8.00%, 2/15/04 - 11/15/25                     50,984,702
   12,648      9.00%, 4/15/01 - 4/15/25                      13,691,652
                                                           ------------
             Total U.S. government agency mortgage
               pass-through obligations
               (cost $107,200,983)                          109,711,230
                                                           ------------
-----------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--9.9%

             Federal National Mortgage
               Association,
    6,500      6.997%, 12/25/21, REMIC                        6,719,375
             ICI Funding Corp. Secured Asset Corp.,
    4,913      Ser. 97-2 1A4, 7.60%, 7/25/28                  5,008,189
             Merrill Lynch Mortgage Investors, Inc.,
   52,761      Ser. 96-C2, 1.535%, 11/21/28, I/O              4,591,875
                                                           ------------
             Total collateralized mortgage
               obligations
               (cost $15,936,176)                            16,319,439
                                                           ------------
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES--14.5%

             Chase Manhattan Credit Card Trust,
    1,400      Ser. 96-2 Class A, 5.955%, 12/15/02            1,405,250
             Federal Home Loan Mortgage Corp.,
$   4,000      Ser. 97-B C, 7.40%, 9/15/19                 $  4,106,250
             Contimortgage Home Equity Loan,
    2,875      Ser. 97-1 M2, 7.67%, 3/15/28                   2,960,352
             Green Tree Financial Corporation,
    2,000      Ser. 97-1 B2, 7.76%, 3/15/28                   2,012,500
    7,000      Ser. 97-6 B2, 7.75%, 1/15/29                   7,039,375
             Money Store Home Impvt. Ln. Trust,
    6,125      Ser. 97-1 M2, 8.07%, 5/15/23                   6,433,164
                                                           ------------
             Total asset-backed securities
               (cost $23,458,245)                            23,956,891
                                                           ------------
-----------------------------------------------------------------------
CORPORATE BONDS--3.1%

             Merck and Co.,
    5,000      5.76%, 5/03/37
               (cost $5,000,000)                              5,125,000
                                                           ------------
             Total long-term investments
               (cost $158,789,004)                          162,466,770
                                                           ------------
SHORT-TERM INVESTMENT--1.4%

-----------------------------------------------------------------------
REPURCHASE AGREEMENT

    2,242    Joint Repurchase Agreement Account,
               6.63%, 1/02/98
               (cost $2,242,000; Note 5)                      2,242,000
                                                           ------------
-----------------------------------------------------------------------
TOTAL INVESTMENTS--99.7%

             (cost $161,031,004; Note 4)                    164,708,770
             Other assets in excess of
               liabilities--0.3%                                538,805
                                                           ------------
             Net Assets--100%                              $165,247,575
                                                           ------------
                                                           ------------

---------------
I/O--Interest Only
R.E.M.I.C.--Real Estate Mortgage Investment Conduit
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-34

STATEMENT OF ASSETS AND LIABILITIES        PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                      DECEMBER 31, 1997
Investments, at value (cost $161,031,004)...............................................................        $ 164,708,770
Cash....................................................................................................                  202
Interest receivable.....................................................................................            1,113,020
Receivable for Fund shares sold.........................................................................               17,493
Other assets............................................................................................                4,520
                                                                                                              -----------------
   Total assets.........................................................................................          165,844,005
                                                                                                              -----------------
LIABILITIES
Accrued expenses........................................................................................              345,618
Management fee payable..................................................................................               70,574
Distribution fee payable................................................................................               59,631
Payable for Fund shares reacquired......................................................................               56,176
Deferred Director's fees................................................................................               38,130
Dividends payable.......................................................................................               26,301
                                                                                                              -----------------
   Total liabilities....................................................................................              596,430
                                                                                                              -----------------
NET ASSETS..............................................................................................        $ 165,247,575
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................        $     113,842
   Paid-in capital in excess of par.....................................................................          180,553,925
                                                                                                              -----------------
                                                                                                                  180,667,767
   Undistributed net investment income..................................................................              764,243
   Accumulated net realized loss on investments.........................................................          (19,862,201)
   Net unrealized appreciation on investments...........................................................            3,677,766
                                                                                                              -----------------
Net assets, December 31, 1997...........................................................................        $ 165,247,575
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($90,639,252 / 6,237,712 shares of common stock issued and outstanding)...........................               $14.53
   Maximum sales charge (4% of offering price)..........................................................                  .61
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $15.14
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($73,665,312 / 5,081,464 shares of common stock issued and outstanding)...........................               $14.50
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value, offering price and redemption price per share
      ($904,171 / 62,370 shares of common stock issued and outstanding).................................               $14.50
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($38,840 / 2,670 shares of common stock issued and outstanding)...................................               $14.54
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-35

PRUDENTIAL MORTGAGE INCOME FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                               Year Ended
NET INVESTMENT INCOME                       December 31, 1997
                                            -----------------
Income
   Interest..............................      $13,380,233
                                            -----------------
Expenses
   Management fee........................          879,039
   Distribution fee--Class A.............          136,641
   Distribution fee--Class B.............          628,860
   Distribution fee--Class C.............            6,428
   Transfer agent's fees and expenses....          350,000
   Custodian's fees and expenses.........          170,000
   Reports to shareholders...............           91,000
   Registration fees.....................           74,000
   Legal fees and expenses...............           34,000
   Audit fee.............................           28,000
   Directors' fees and expenses..........           28,000
   Miscellaneous.........................           14,814
                                            -----------------
      Total expenses.....................        2,440,782
Less: Management fee waiver..............         (238,812)
                                            -----------------
      Net expenses.......................        2,201,970
                                            -----------------
Net investment income....................       11,178,263
                                            -----------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions...............          873,036
   Futures transactions..................         (199,073)
                                            -----------------
                                                   673,963
                                            -----------------
Net change in unrealized appreciation of
   investments...........................        1,996,049
                                            -----------------
Net gain on investments..................        2,670,012
                                            -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS................      $13,848,275
                                            -----------------
                                            -----------------

PRUDENTIAL MORTGAGE INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

                                        Year Ended December 31,
INCREASE (DECREASE)                     -----------------------
IN NET ASSETS                           1997            1996
                                      ----------    ------------
Operations
   Net investment income..........  $ 11,178,263    $ 12,727,289
   Net realized gain on
      investments.................       673,963         186,036
   Net change in unrealized
      appreciation (depreciation)
      of investments..............     1,996,049      (6,315,745)
                                    ------------    ------------
   Net increase in net assets
      resulting from operations...    13,848,275       6,597,580
                                    ------------    ------------
Dividends and distributions (Note
   1)
   Dividends to shareholders from
      net investment income
      Class A.....................    (5,736,643)     (5,930,278)
      Class B.....................    (4,768,059)     (6,261,553)
      Class C.....................       (48,744)        (42,633)
      Class Z.....................          (571)             --
                                    ------------    ------------
                                     (10,554,017)    (12,234,464)
                                    ------------    ------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares sold......     6,513,533       8,736,035
   Net asset value of shares
      issued in
      reinvestment of dividends...     6,604,996       7,670,064
   Cost of shares reacquired......   (41,590,299)    (45,644,609)
                                    ------------    ------------
   Net decrease in net assets from
      Fund share transactions.....   (28,471,770)    (29,238,510)
                                    ------------    ------------
Total decrease....................   (25,177,512)    (34,875,394)
NET ASSETS
Beginning of year.................   190,425,087     225,300,481
                                    ------------    ------------
End of year.......................  $165,247,575    $190,425,087
                                    ------------    ------------
                                    ------------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-36

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
The Prudential Mortgage Income Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve a high level of income over the long-term consistent with providing reasonable safety by investing primarily in mortgage-related instruments, including securities guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (GNMA), other mortgage-backed securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, and non-agency mortgage instruments, along with obligations using mortgages as collateral. The ability of issuers of debt securities, held by the Fund, other than those issued or guaranteed by the U.S. Government, to meet their obligations may be affected by economic developments in a specific industry or region.
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: The Fund values portfolio securities on the basis of prices provided by dealers or by a pricing service which uses information such as market values, maturities, yields, call features and developments relating to specific securities in determining values.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Since certain mortgage-backed securities, such as GNMAs, only settle on one day each month, there can be occasions when, pending settlement, there may be substantial short-term securities in the portfolio available to fund the purchases of these mortgage-backed securities. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes original issue discount paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accural basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

FINANCIAL FUTURES CONTRACTS: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

DOLLAR ROLLS: The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is taken into income. The Fund maintains a segregated account, the dollar value of which is equal to its obligations, in respect of dollar rolls.

FEDERAL INCOME TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared daily and paid monthly. The Fund will distribute at least annually any net capital gains in excess of loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
--------------------------------------------------------------------------------
                                       B-37

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized losses by $4,346,167, and decrease paid in capital in excess of par by $4,346,167 which represents the expiration of a portion of the capital loss carryforward. Net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the average daily net assets of the Fund. Prior to September 1, 1997, PIFM agreed to waive a portion (.20 of 1% of the Fund's average daily net assets) of its management fee, which amounted to $238,812 ($0.02 per share; .20% of average net assets, annualized) for the year ended December 31, 1997. The Fund is not required to reimburse PIFM for such waiver. Effective September 1, 1997, PIFM eliminated its management fee waiver.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI") which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for its distribution related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .15 of 1% of the average daily net assets of Class A shares and under the Class B and C Plans, .75 of 1% of the average daily net assets of both the Class B and Class C shares, respectively, for the year ended December 31, 1997.

PSI has advised the Fund that it has received approximately $14,100 in front-end sales charges resulting from sales of Class A shares for the year ended December 31, 1997. From these fees, PSI paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Fund that for the year ended December 31, 1997, it received approximately $162,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund has not borrowed any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of
 .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the year ended December 31, 1997, the Fund incurred fees of approximately $269,000 for the services of PMFS. As of December 31, 1997, approximately $21,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1997 aggregated $307,844,145 and $322,635,143, respectively.

The cost basis of investments for federal income tax purposes at December 31, 1997 was $161,299,285 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $3,409,485 (gross
--------------------------------------------------------------------------------
                                       B-38

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
unrealized appreciation--$3,636,659; gross unrealized depreciation--$227,174).

The Fund had a capital loss carryforward as of December 31, 1997 of approximately $19,586,200 of which $2,647,800 expires in 1998, $16,220,800 expires in 2002 and $717,600 expires in 2005. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended December 31, 1997, approximately $3,073,700 of capital loss carryforward expired unused.
--------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Fund has a .19% undivided interest in the joint account. The undivided interest for the Fund represents $2,242,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $353,486,750.

Deutsche Morgan Grenfell Inc., 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest is $204,003,314.

SBC Warburg Dillon Read Inc., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest is $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest is $154,584,932.

Salomon Smith Barney Inc., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $350,295,372.
--------------------------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 18, 1997 the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Fund has authorized 500 million shares of common stock, $.01 par value per share, equally divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of common stock were as follows:

Class A                                 SHARES        AMOUNT
------------------------------------  ----------   -------------
Year ended December 31, 1997:
Shares sold.........................     196,213   $   2,817,711
Shares issued in reinvestment of
  dividends and distributions.......     272,081       3,897,976
Shares reacquired...................  (1,350,280)    (19,341,070)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (881,986)    (12,625,383)
Shares issued upon conversion from
  Class B...........................     554,627       7,950,244
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (327,359)  $  (4,675,139)
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1996:
Shares sold.........................     223,806   $   3,184,988
Shares issued in reinvestment of
  dividends and distributions.......     287,916       4,090,240
Shares reacquired...................  (1,327,376)    (18,847,332)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................    (815,654)    (11,572,104)
Shares issued upon conversion from
  Class B...........................     590,405       8,336,520
                                      ----------   -------------
Net decrease in shares
  outstanding.......................    (225,249)  $  (3,235,584)
                                      ----------   -------------
                                      ----------   -------------
Class B
------------------------------------
Year ended December 31, 1997:
Shares sold.........................     243,748   $   3,481,986
Shares issued in reinvestment of
  dividends and distributions.......     188,146       2,687,530
Shares reacquired...................  (1,548,780)    (22,088,732)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,116,886)    (15,919,216)
Shares reacquired upon conversion
  into Class A......................    (556,068)     (7,950,244)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,672,954)  $ (23,869,460)
                                      ----------   -------------
                                      ----------   -------------

--------------------------------------------------------------------------------
                                       B-39

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

Class B                                 SHARES        AMOUNT
------------------------------------  ----------   -------------
Year ended December 31, 1996:
Shares sold.........................     375,530   $   5,342,866
Shares issued in reinvestment of
  dividends and distributions.......     251,545       3,565,389
Shares reacquired...................  (1,892,789)    (26,787,821)
                                      ----------   -------------
Net decrease in shares outstanding
  before conversion.................  (1,265,714)    (17,879,566)
Shares reacquired upon conversion
  into Class A......................    (592,011)     (8,336,520)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................  (1,857,725)  $ (26,216,086)
                                      ----------   -------------
                                      ----------   -------------
Class C
------------------------------------
Year ended December 31, 1997:
Shares sold.........................      11,549   $     166,049
Shares issued in reinvestment of
  dividends and distributions.......       1,325          18,937
Shares reacquired...................     (10,595)       (150,716)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,279   $      34,270
                                      ----------   -------------
                                      ----------   -------------
Year ended December 31, 1996:
Shares sold.........................      14,791   $     208,181
Shares issued in reinvestment of
  dividends and distributions.......       1,020          14,435
Shares reacquired...................        (665)         (9,456)
                                      ----------   -------------
Net decrease in shares
  outstanding.......................     (15,146)  $    (213,160)
                                      ----------   -------------
                                      ----------   -------------
Class Z
------------------------------------
March 18, 1997(a) through
  December 31, 1997:
Shares sold.........................       3,313   $      47,787
Shares issued in reinvestment of
  dividends and distributions.......          38             553
Shares reacquired...................        (681)         (9,781)
                                      ----------   -------------
Net increase in shares
  outstanding.......................       2,670   $      38,559
                                      ----------   -------------
                                      ----------   -------------

---------------
(a) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
                                       B-40

FINANCIAL HIGHLIGHTS                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                               Class A
                                                       -------------------------------------------------------
                                                                       Year Ended December 31,
                                                       -------------------------------------------------------
                                                        1997        1996       1995(a)     1994(a)     1993(a)
                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $ 14.25     $ 14.61     $ 13.50     $14.75      $ 15.07
                                                       -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .95(c)      .93(c)      .89        .90          .95
Net realized and unrealized gain (loss) on
   investment transactions..........................       .23        (.39)       1.18      (1.19)        (.21)
                                                       -------     -------     -------     -------     -------
   Total from investment operations.................      1.18         .54        2.07       (.29)         .74
                                                       -------     -------     -------     -------     -------
LESS DISTRIBUTIONS
Dividends to shareholders from net investment
   income...........................................      (.90)       (.90)       (.89)      (.90)        (.95)
Dividends to shareholders in excess of net
   investment income................................        --          --        (.07)        --         (.11)
Tax return of capital distributions.................        --          --          --       (.06)          --
                                                       -------     -------     -------     -------     -------
   Total distributions..............................      (.90)       (.90)       (.96)      (.96)       (1.06)
                                                       -------     -------     -------     -------     -------
Net asset value, end of year........................   $ 14.53     $ 14.25     $ 14.61     $13.50      $ 14.75
                                                       -------     -------     -------     -------     -------
                                                       -------     -------     -------     -------     -------
TOTAL RETURN(b):....................................      8.57%       4.12%      15.53%     (2.01)%       4.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).......................   $90,639     $93,555     $99,183     $8,762      $10,863
Average net assets (000)............................   $91,094     $93,766     $90,854     $9,874      $10,199
Ratios to average net assets:
   Expenses, including distribution fees............       .96%(c)    1.12%(c)    1.27%      1.13%        1.00%
   Expenses, excluding distribution fees............       .81%(c)     .97%(c)    1.12%       .98%         .85%
   Net investment income............................      6.65%(c)    6.56%(c)    6.27%      6.42%        6.42%
FOR CLASS A, B, C AND Z SHARES:
Portfolio turnover rate.............................       178%         65%        193%       560%         134%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-41

FINANCIAL HIGHLIGHTS                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                 Class B
                                                       -----------------------------------------------------------
                                                                         Year Ended December 31,
                                                       -----------------------------------------------------------
                                                        1997         1996       1995(a)      1994(a)      1993(a)
                                                       -------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $ 14.22     $  14.57     $  13.47     $  14.71     $  15.04
                                                       -------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .88(c)       .85(c)       .82          .82          .87
Net realized and unrealized gain (loss) on
   investment transactions..........................       .21         (.39)        1.15        (1.19)        (.23)
                                                       -------     --------     --------     --------     --------
   Total from investment operations.................      1.09          .46         1.97         (.37)         .64
                                                       -------     --------     --------     --------     --------
LESS DISTRIBUTIONS
Dividends to shareholders from net investment
   income...........................................      (.81)        (.81)        (.82)        (.82)        (.87)
Dividends to shareholders in excess of net
   investment income................................        --           --         (.05)          --         (.10)
Tax return of capital distributions.................        --           --           --         (.05)          --
                                                       -------     --------     --------     --------     --------
   Total distributions..............................      (.81)        (.81)        (.87)        (.87)        (.97)
                                                       -------     --------     --------     --------     --------
Net asset value, end of year........................   $ 14.50     $  14.22     $  14.57     $  13.47     $  14.71
                                                       -------     --------     --------     --------     --------
                                                       -------     --------     --------     --------     --------
TOTAL RETURN(b):                                          7.84%        3.53%       14.78%       (2.57)%       4.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).......................   $73,665      $96,016     $125,463     $245,437     $319,401
Average net assets (000)............................   $83,848     $109,812     $146,290     $279,946     $332,731
Ratios to average net assets:
   Expenses, including distribution fees............      1.56%(c)     1.72%(c)     1.87%        1.73%        1.60%
   Expenses, excluding distribution fees............       .81%(c)      .97%(c)     1.12%         .98%         .85%
   Net investment income............................      6.05%(c)     5.95%(c)     5.82%        5.82%        5.82%

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(c) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-42

FINANCIAL HIGHLIGHTS                       PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                            Class C                             Class Z
                                                       --------------------------------------------------     ------------
                                                                                              August 1,        March 18,
                                                                                               1994(c)          1997(d)
                                                            Year Ended December 31,            through          through
                                                       ---------------------------------     December 31,     December 31,
                                                        1997         1996       1995(a)        1994(a)            1997
                                                       -------     --------     --------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..................   $ 14.22     $  14.57     $  13.47       $  14.01         $  14.13
                                                       -------     --------     --------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income...............................       .87(f)       .85(f)       .81            .30              .74(f)
Net realized and unrealized gain (loss) on
   investment transactions..........................       .22         (.39)        1.16           (.49)             .39
                                                       -------     --------     --------         ------           ------
   Total from investment operations.................      1.09          .46         1.97           (.19)            1.13
                                                       -------     --------     --------         ------           ------
LESS DISTRIBUTIONS
Dividends to shareholders from net investment
   income...........................................      (.81)        (.81)        (.81)          (.30)            (.72)
Dividends to shareholders in excess of net
   investment income................................        --           --         (.06)            --               --
Tax return of capital distributions.................        --           --           --           (.05)              --
                                                       -------     --------     --------         ------           ------
   Total distributions..............................      (.81)        (.81)        (.87)          (.35)            (.72)
                                                       -------     --------     --------         ------           ------
Net asset value, end of year........................   $ 14.50     $  14.22     $  14.57       $  13.47         $  14.54
                                                       -------     --------     --------         ------           ------
                                                       -------     --------     --------         ------           ------
TOTAL RETURN(b):                                          7.84%        3.53%       14.78%         (1.32)%           8.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of year (000).......................      $904         $854         $655           $515              $39
Average net assets (000)............................      $857         $746         $599           $460               $9
Ratios to average net assets:
   Expenses, including distribution fees............      1.56%(f)     1.72%(f)     1.87%          1.82%(e)          .81%(e)(f)
   Expenses, excluding distribution fees............       .81%(f)      .97%(f)     1.12%          1.08%(e)          .81%(e)(f)
   Net investment income............................      6.05%(f)     5.95%(f)     5.72%          5.32%(e)         6.88%(e)(f)

---------------
(a) Based on average shares outstanding, by class.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Commencement of offering of Class Z shares.
(e) Annualized.
(f) Net of management fee waiver.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-43

REPORT OF INDEPENDENT ACCOUNTANTS          PRUDENTIAL MORTGAGE INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Mortgage Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Mortgage Income Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 13, 1998


--------------------------------------------------------------------------------
                                       B-44

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 24 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 13, 1998, relating to the financial statements and financial highlights of Prudential Mortgage Income Fund, Inc., which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Custodian, Transfer and Dividend Disbursing Agent and Independent Accountants" in such Statement of Additional Information and to the references to us under the headings "Financial Highlights" in such Prospectus.

/s/ PRICE WATERHOUSE LLP
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
February 25, 1998

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE CORPORATE BOND RATINGS:

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks at the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP DEBT RATINGS:

    AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces risks and (general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.

                                    [GRAPH]

Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

LONG-TERM GOVERNMENT BOND RETURNS ARE MEASURED USING A CONSTANT ONE-BOND PORTFOLIO WITH A MATURITY OF ROUGHLY 20 YEARS. TREASURY BILL RETURNS ARE FOR A ONE-MONTH BILL. TREASURIES ARE GUARANTEED BY THE U.S. GOVERNMENT AS TO THE TIMELY PAYMENT OF PRINCIPAL AND INTEREST; EQUITIES ARE NOT. INFLATION IS MEASURED BY THE CONSUMER PRICE INDEX (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                       '87      '88      '89      '90      '91      '92      '93      '94      '95      '96      '97
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)                 2.0%     7.0%    14.4%     8.5%    15.3%     7.2%    10.7%    (3.4)%   18.4%     2.7%     9.6%
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
MORTGAGE
SECURITIES(2)            4.3%     8.7%    15.4%    10.7%    15.7%     7.0%     6.8%    (1.6)%   16.8%     5.4%     9.5%
---------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE
BONDS(3)                 2.6%     9.2%    14.1%     7.1%    18.5%     8.7%    12.2%    (3.9)%   22.3%     3.3%    10.2%
---------------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)                 5.0%    12.5%     0.8%    (9.6)%   46.2%    15.8%    17.1%    (1.0)%   19.2%    11.4%    12.8%
---------------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)                35.2%     2.3%    (3.4)%   15.3%    16.2%     4.8%    15.1%     6.0%    19.6%     4.1%    (4.3)%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT                 33.2     10.2     18.8     24.9     30.9     11.0     10.3      9.9      5.5      8.7%    17.1%

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [GRAPH]
------------------------
Source: Stocks, Bonds, Bills and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1996. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 81,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, Prudential has 22 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In PENSIONS & INVESTMENTS, May 12, 1996, Prudential was ranked third in terms of total assets under management.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 37,000 brokers and agents across the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of October 31, 1997 Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

(1) Prudential Investments serves as the Subadviser to substantially all of the Prudential Mutual Funds, Willington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Appelgate Capital Management as the subadviser to Nicholas-Appelgate Fund, Inc., Jennison Associates Capital Corp, as the subadviser to Prudential Jennison Series Fund, Inc., and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund. There are multiple subadvisers for the Target Portfolio Trust.
(2) As of December 31, 1996.

                                     III-1

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP and PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5) Based on 559 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
(6) As of December 31, 1994

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP., an industry publication, Prudential Securities Financial Advisor training programs received a grade of A-(compared to an industry average of B+).

    In 1995, Prudential Securities' equity research team ranked 8th in INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

(7) As of December 31, 1994.
(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3